Exhibit 4.1

EXECUTION VERSION

________________________________________________________________________________

TEXAS COMPETITIVE ELECTRIC HOLDINGS COMPANY LLC

AND

TCEH FINANCE, INC.

AND EACH OF THE GUARANTORS PARTY HERETO

________________________________________________

FIRST SUPPLEMENTAL INDENTURE

Dated as of December 6, 2007

To the Indenture dated as of  October 31, 2007

________________________________________________

THE BANK OF NEW YORK

TRUSTEE

__________________________________________________

First Supplemental Indenture (this “First Supplemental Indenture”), dated as of December 6, 2007, among Texas Competitive Electric Holdings Company LLC, a Delaware limited liability company, and TCEH Finance, Inc., a Delaware corporation (collectively, the “Issuer”), the Guarantors party hereto and The Bank of New York, as Trustee.

W I T N E S S E T H

WHEREAS, the Issuer, the Guarantors (as defined in the Existing Indenture referred to below) and the Trustee have entered into an Indenture, dated as of October 31, 2007 (the “Existing Indenture”), providing for the issuance of an unlimited amount of the Issuer’s 10.25% Senior Notes due 2015 (the “Existing Cash Pay Notes”), of which $3,000,000,000 aggregate principal amount was issued on October 31, 2007 (the “Initial Existing Cash Pay Notes”);

WHEREAS, Section 9.01 of the Indenture provides, among other things, that the Issuer, the Guarantors and the Trustee may amend the Existing Indenture to provide for the issuance of additional Cash Pay Notes or additional series of debt of the Issuer constituting Required Debt in accordance with the Existing Indenture; and`

WHEREAS, the Issuer has duly authorized the creation of an issue of $2,000,000,000 aggregate principal amount of 10.25% Senior Notes due 2015, Series B (the “Initial Series B Cash Pay Notes”) and the Issuer has duly authorized the creation of an issue of $1,750,000,000 aggregate principal amount of 10.50%/11.25% Senior Toggle Notes due 2016 (the “Initial Toggle Notes”);

WHEREAS, the Issuer and the Guarantors desire to amend the Existing Indenture to provide for the issuance of the Initial Series B Cash Pay Notes and to provide for the issuance of the Initial Toggle Notes;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of all Persons who are now or hereafter become Holders of Notes, hereby enter into this First Supplemental Indenture and agree as follows:

Section 1.  DEFINITIONS.

1.1         Capitalized Terms.  Capitalized terms used herein without definition shall have the meanings assigned to them in the Existing Indenture.

1.2         For all purposes of this First Supplemental Indenture, except as otherwise herein expressly provided or unless the context otherwise requires: (i) the words “herein,” “hereof” and “hereby” and other words of similar import used in this First Supplemental Indenture refer to this First Supplemental Indenture as a whole and not to any particular section hereof and (ii) the terms and expressions used herein shall have the same meanings as corresponding terms and expressions used in the Existing Indenture.

1.3         The definition of “Definitive Note” shall be deleted and replaced with the following:

“Definitive Note” means a certificated Note registered in the name of the Holder thereof and issued in accordance with Section 2.06 hereof, substantially in the form of Exhibit A-1, Exhibit A-2 or Exhibit A-3, as applicable, hereto, except that such Note shall not bear the Global Note Legend and shall not have the “Schedule of Exchanges of Interests in the Global Note” attached thereto.

Section 2.  CHANGES TO CERTAIN PROVISIONS

2.1         Amendments to Article 1.  The following paragraphs shall be added to Section 1.01 and replace any existing definitions (as applicable) in the Existing Indenture prior to the date hereof:

“144A Global Note” means a Global Note substantially in the form of Exhibit A-1 (in the case of the Existing Cash Pay Notes), Exhibit A-2 (in the case of the Series B Cash Pay Notes) or Exhibit A-3 (in the case of the Toggle Notes) hereto, as the case may be, bearing the Global Note Legend, the Private Placement Legend and the Tax Legend (if applicable) and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Senior Notes sold in reliance on Rule 144A.

“Additional Existing Cash Pay Notes” means additional Existing Cash Pay Notes (other than Initial Existing Cash Pay Notes and Exchange Notes issued in exchange for such Initial Existing Cash Pay Notes) issued from time to time under this Indenture in accordance with Sections 2.01(d), 2.02 and 4.09 hereof, as part of the same series as the Initial Existing Cash Pay Notes.

“Additional Notes” means Additional Existing Cash Pay Notes, Additional Series B Cash Pay Notes and Additional Toggle Notes.

“Additional Series B Cash Pay Notes” means additional Series B Cash Pay Notes (other than Initial Series B Cash Pay Notes and Exchange Notes issued in exchange for such Initial Series B Cash Pay Notes) issued from time to time under this Indenture in accordance with Sections 2.01(d), 2.02 and 4.09 hereof, as part of the same series as the Initial Series B Cash Pay Notes.

“Additional Toggle Notes” means additional Toggle Notes (other than the Initial Toggle Notes, any PIK Notes issued as a result of a PIK Payment on such Initial Toggle Notes and Exchange Notes issued in exchange for such Initial Toggle Notes and such PIK Notes) issued from time to time under this Indenture in accordance with Sections 2.01(d), 2.02 and 4.09 hereof, as part of the same series as the Initial Toggle Notes.

“Applicable Premium” means, with respect to any Note on any Redemption Date, the greater of:

(1)           1.0% of the principal amount of such Note; and

(2)           (A) with respect to a Cash Pay Note, the excess, if any, of (a) the present value at such Redemption Date of (i) the redemption price of such Cash Pay Note at November 1, 2011 (such redemption price determined as set forth in the table appearing under Section 3.07(d) hereof), plus (ii) all required interest payments due on such Cash Pay Note through November 1, 2011 (excluding accrued but unpaid interest to the Redemption Date), computed using a discount rate equal to the Treasury Rate as of such Redemption Date plus 50 basis points; over (b) the principal amount of such Cash Pay Note, or

(B)           with respect to a Toggle Note, the excess, if any, of (a) the present value at such Redemption Date of (i) the redemption price of such Toggle Note at  November 1, 2012 (such redemption price being set forth in the table appearing under Section 3.07(h) hereof), plus (ii) all required interest payments (calculated based on the cash interest rate payable on the Toggle Notes) due on such Toggle Note through November 1, 2012 (excluding accrued but unpaid interest to the Redemption Date), computed using a discount rate equal to the Treasury Rate as of such Redemption Date plus 50 basis points; over (b) the principal amount of such Toggle Note.

“Cash Interest” has the meaning set forth in Exhibit A-3 hereto.

“Cash Pay Notes” means, collectively, (1) the Initial Existing Cash Pay Notes and any Additional Existing Cash Pay Notes and (2) the Initial Series B Cash Pay Notes and any Additional Series B Cash Pay Notes.

“Existing Cash Pay Notes” means the Initial Existing Cash Pay Notes and any Additional Existing Cash Pay Notes.

“Global Notes” means, individually and collectively, each of the Restricted Global Notes and the Unrestricted Global Notes deposited with or on behalf of and registered in the name of the Depositary or its nominee, substantially in the form of Exhibit A-1 (in the case of the Existing Cash Pay Notes), Exhibit A-2 (in the case of the Series B Cash Pay Notes) or Exhibit A-3 (in the case of the Toggle Notes) hereto, as the case may be, and that bears the Global Note Legend and that has the “Schedule of Exchanges of Interests in the Global Note” attached thereto, issued in accordance with Section 2.01, 2.06(a), 2.06(b)(iii), 2.06(b)(iv), 2.06(d)(ii), 2.06(d)(iii) or 2.06(f) hereof.

“Initial Existing Cash Pay Notes” has the meaning set forth in the recitals hereto.

“Initial Notes” means the Initial Existing Cash Pay Notes, the Initial Series B Cash Pay Notes and the Initial Toggle Notes.

“Initial Series B Cash Pay Notes” has the meaning set forth in the recitals hereto.

“Initial Toggle Notes” has the meaning set forth in the recitals hereto.

“Issue Date” means the first date on which any Notes are issued pursuant to this Indenture, which was October 31, 2007.

“Notes” means the Initial Existing Cash Pay Notes, the Initial Series B Cash Pay Notes and the Initial Toggle Notes (including, in each case, any Exchange Notes issued in exchange therefor), and more particularly means any Note authenticated and delivered under this Indenture.  For all purposes of this Indenture, the term “Notes” shall also include any Additional Existing Cash Pay Notes, Additional Series B Cash Pay Notes and Additional Toggle Notes that may be issued under this Indenture.  The Existing Cash Pay Notes, the Series B Cash Pay Notes and the Toggle Notes (including, in each case, any Exchange Notes issued in exchange therefor) are separate series of Notes, but shall be treated as a single class for all purposes under this Indenture, except as set forth herein.  For purposes of this Indenture, all references to Notes to be issued or authenticated upon transfer, replacement or exchange shall be deemed to refer to Notes of the applicable series.

“Offering Memorandum” means, as applicable, (1) the offering circular, dated October 24, 2007, relating to the sale of the Initial Existing Cash Pay Notes and (2) the offering circular, dated November 29, 2007, relating to the sale of the Initial Series B Cash Pay Notes and Initial Toggle Notes.

“Partial PIK Interest” has the meaning set forth in Exhibit A-3 hereto.

“PIK Interest” has the meaning set forth in Exhibit A-3 hereto.

“PIK Notes” means additional Toggle Notes issued under this Indenture on the same terms and conditions as the Toggle Notes in connection with a PIK Payment.  For purposes of this Indenture, all references to “PIK Notes” shall include the Related PIK Notes.

“PIK Payment” means an interest payment with respect to the Toggle Notes made by increasing the outstanding principal amount of the Toggle Notes or issuing PIK Notes.

“Registration Rights Agreement” means, as applicable, (1) the Registration Rights Agreement relating to the Initial Existing Cash Pay Notes, dated as of the Issue Date among the Issuer, the Guarantors and the Initial Purchasers, (2) the Registration Rights Agreement relating to the Initial Series B Cash Pay Notes, dated as of the date of the First Supplemental Indenture, among the Issuer, and the other parties thereto, (3) the Registration Rights Agreement relating to the Initial Toggle Notes, dated as of the date of the First Supplemental Indenture, among the Issuer and the other parties thereto and (4) with respect to any Additional Notes, any registration rights agreement among the Issuer and the other parties thereto relating to the registration by the Issuer of such Additional Notes under the Securities Act.

“Regulation S Permanent Global Note” means a permanent Global Note in the form of Exhibit A-1  (in the case of the Existing Cash Pay Notes), Exhibit A-2 hereto (in the case of the Series B Cash Pay Notes) or Exhibit A-3 hereto (in the case of the Toggle Notes) hereto, bearing the Global Note Legend, the Private Placement Legend and the Tax Legend (if applicable) and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Regulation S Temporary Global Note of the applicable series upon expiration of the Restricted Period.

“Regulation S Temporary Global Note” means a temporary Global Note in the form of Exhibit A-1 (in the case of the Existing Cash Pay Notes), Exhibit A-2 hereto (in the case of the Series B Cash Pay Notes) or Exhibit A-3 hereto (in the case of the Toggle Notes) hereto, bearing the Global Note Legend, the Private Placement Legend, the Regulation S Temporary Global Note Legend and the Tax Legend (if applicable) and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Notes of the applicable series initially sold in reliance on Rule 903.

“Related PIK Notes” means, with respect to a Toggle Note, (i) each PIK Note issued in connection with a PIK Payment on such Toggle Note and (ii) each additional PIK Note issued in connection with a PIK Payment on a Related PIK Note with respect to such Toggle Note.

“Required Debt” means, with respect to any action, on any date, the outstanding principal amount of:

(1)           the Notes (including any Additional Notes),

(2)           the Senior Term Loans under the TCEH Senior Interim Facility (excluding any Senior Term Loans held by Defaulting Lenders (as defined in the TCEH Senior Interim Facility),

(3)           the Senior Notes (as defined in the TCEH Senior Interim Facility), and

(4)           any other senior unsecured securities issued by the Issuer to refinance or replace any of the items described in clauses (2) and (3) of this definition (including any additional securities of the same series)

at such date, other than, in each case, any such debt beneficially owned by the Issuer or its Affiliates, voting as a single class, except to the extent prohibited by law; provided that (a) Required Debt shall only include debt described in clauses (2) through (4) of this definition, to the extent such debt would require the consent of the holders of the debt described in this definition voting as a single class to take such action, except to the extent described below in clause (b) and (c); (b) if any amendment, waiver or other action would disproportionately affect the holders of the Existing Cash Pay Notes, the Series B Cash Pay Notes or the Toggle Notes, Required Debt shall mean the Existing Cash Pay Notes, the Series B Cash Pay Notes or the Toggle Notes, as the case may be, voting as a single class and the debt described in clauses (1) through (4) voting as a single class, and (c) if any amendment, waiver or other action would affect (i) only the Notes, with equal effect on each series of the Cash Pay Notes and the Toggle Notes, (ii) only the Existing Cash Pay Notes, (iii) only the Series B Cash Pay Notes or (iv) only the Toggle Notes, Required Debt shall mean the Notes, the Existing Cash Pay Notes, the Series B Cash Pay Notes or the Toggle Notes, as the case may be, voting as a single class without the debt described in clauses (2) through (4).

“Series B Cash Pay Notes” means the Initial Series B Cash Pay Notes and any Additional Series B Cash Pay Notes.

“Tax Legend” means the legend set forth in Section 2.06(g)(iv) hereof to be placed on all Series B Cash Pay Notes (if applicable) and all Toggle Notes (if applicable) issued under this Indenture except where otherwise permitted by the provisions of this Indenture.

“Toggle Notes” means the Initial Toggle Notes, any Additional Toggle Notes and any Related PIK Notes issued in respect of any Toggle Notes (and any increase in the principal amount of any of the foregoing) as a result of a PIK Payment.  For purposes of this Indenture, all references to “principal amount” of the Toggle Notes shall include any PIK Notes issued in respect thereof (and any increase in the principal amount thereof) as a result of a PIK Payment.

“Treasury Rate” means, as of any Redemption Date, the yield to maturity as of such Redemption Date of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two Business Days prior to the Redemption Date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the Redemption Date to (x) November 1, 2011, in the case of Cash Pay Notes, and (y) November 1, 2012, in the case of Toggle Notes; provided, however, that if the period from the Redemption Date to November 1, 2011 or November 1, 2012, as the case may be, is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year will be used.

“Unrestricted Global Note” means a permanent Global Note, substantially in the form of Exhibit A-1 (in the case of the Existing Cash Pay Notes), Exhibit A-2 (in the case of the Series B Cash Pay Notes) or Exhibit A-3 (in the case of the Toggle Notes) attached hereto, that bears the Global Note Legend and that has the “Schedule of Exchanges of Interests in the Global Note” attached thereto, and that is deposited with or on behalf of and registered in the name of the Depositary, representing Global Notes that do not bear and are not required to bear the Private Placement Legend.

2.2	Amendments to Article 2.

2.2.1	Paragraph (a) of Section 2.01 shall be deleted and replaced with the following:

“(a)           General.  The Notes and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit A-1 (in the case of the Existing Cash Pay Notes), Exhibit A-2 (in the case of the Series B Cash Pay Notes) or Exhibit A-3 (in the case of the Toggle Notes) hereto.  The Notes may have notations, legends or endorsements required by law, stock exchange rules or usage.  Each Note shall be dated the date of its authentication.  The Notes shall be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof, subject to the issuance of certificated PIK Notes as set forth in Exhibit A-3.”

2.2.2	Paragraph (b) of Section 2.01 shall be deleted and replaced with the following:

“(b)           Global Notes.  Notes issued in global form shall be substantially in the form of Exhibit A-1 (in the case of the Existing Cash Pay Notes), Exhibit A-2 (in the case of the Series B Cash Pay Notes) or Exhibit A-3 (in the case of the Toggle Notes) hereto (including, in each case, the Global Note Legend thereon and the “Schedule of Exchanges of Interests in the Global Note” attached thereto).  Notes issued in definitive form shall be substantially in the form of Exhibit A-1 (in the case of the Existing Cash Pay Notes), Exhibit A-2 (in the case of the Series B Cash Pay Notes) or Exhibit A-3 (in the case of the Toggle Notes) attached hereto (but without, in each case, the Global Note Legend thereon and without the “Schedule of Exchanges of Interests in the Global Note” attached thereto).  Each Global Note shall represent such of the outstanding Notes as shall be specified in the “Schedule of Exchanges of Interests in the Global Note” attached thereto and each shall provide that it shall represent up to the aggregate principal amount of Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as applicable, to reflect exchanges and redemptions.  Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.06 hereof.”

2.2.3	The fourth paragraph of paragraph (d) of Section 2.01 shall be deleted and replaced with the following:

“Additional Notes of any series ranking paripassu with the Initial Notes of such series may be created and issued from time to time by the Issuer without notice to or consent of the Holders and shall be consolidated with and form a single class with the Initial Notes of such series and shall have the same terms as to status, redemption or otherwise as the Initial Notes of such series; provided that the Issuer’s ability to issue Additional Notes shall be subject, among other things, to the Issuer’s compliance with Section 4.09 hereof; providedfurther that in connection with the payment of PIK Interest, the Issuer may, without the consent of the Holders (and without regard to any restrictions or limitations set forth in Section 4.09 hereof), increase the outstanding principal amount of the Toggle Notes or issue PIK Notes.  The Existing Cash Pay Notes, the Series B Cash Pay Notes and the Toggle Notes are each a separate series of Notes but will be treated as a single class of securities under this Indenture, except as otherwise stated herein.  As a result, Holders of each series of Notes will not have separate rights to, among other things, give notice of Defaults or to direct the Trustee to exercise remedies during an Event of Default or otherwise.   Except as otherwise stated herein, the Notes offered by the Issuer, any PIK Notes and any Additional Notes subsequently issued under this Indenture will be treated as a single class for all purposes under this Indenture, including waivers, amendments, redemptions and offers to purchase.  Unless the context requires otherwise, references to “Notes” for all purposes under this Indenture include PIK Notes and any Additional Notes that are actually issued, and references to “principal amount” of the notes includes and increases in the principal amount of the outstanding Notes as a result of a PIK Payment.  Any Additional Notes shall be issued with the benefit of an indenture supplemental to this Indenture.  The Notes are a separate series of debt, but will be treated as a single class with other series of Required Debt for certain actions and voting as set forth in this Indenture.  As a result, Holders of the Notes will not have separate rights to, among other things, give notice of Defaults, direct the Trustee to exercise remedies during an Event of Default or otherwise or vote for amendments and waivers.”

2.2.4	Section 2.02 shall be deleted and replaced with the following:

“At least one Officer shall execute the Notes on behalf of the Issuer by manual or facsimile signature.

If an Officer whose signature is on a Note no longer holds that office at the time a Note is authenticated, the Note shall nevertheless be valid.

A Note shall not be entitled to any benefit under this Indenture or be valid or obligatory for any purpose until authenticated substantially in the form of Exhibit A-1 (in the case of the Existing Cash Pay Notes), Exhibit A-2 (in the case of the Series B Cash Pay Notes) or Exhibit A-3 (in the case of the Toggle Notes) attached hereto, as the case may be, by the manual signature of the Trustee.  The signature shall be conclusive evidence that the Note has been duly authenticated and delivered under this Indenture.

On the Issue Date, the Trustee shall, upon receipt of a written order of the Issuer signed by an Officer (an “Issuer Authentication Order”) authenticate and deliver the Initial Existing Cash Pay Notes specified in such Issuer Authentication Order.  On the date of this First Supplemental Indenture, the Trustee shall, upon receipt of an Issuer Authentication Order, authenticate and deliver the Initial Series B Cash Pay Notes and the Initial Toggle Notes.  In addition, at any time, and from time to time, the Trustee shall, upon receipt of an Issuer Authentication Order, authenticate and deliver any Additional Notes, Exchange Notes or PIK Notes (or increases in the principal amount of any Toggle Notes) as a result of a PIK Payment, for an aggregate principal amount specified in such Issuer Authentication Order for such Additional Notes, Exchange Notes or PIK Notes (or increases in the principal amount of such Toggle Notes).

On any Interest Payment Date on which the Issuer pays PIK Interest with respect to a Global Note, the Trustee shall increase the principal amount of such Global Note by an amount equal to the interest payable, rounded up to the nearest $1,000, for the relevant interest period on the principal amount of such Global Note as of the relevant Record Date, for such Interest Payment Date, to the credit of the Holders on such Record Date, prorata in accordance with their interests, and an adjustment shall be made on the books and records of the Trustee (if it is then the Custodian for such Global Note) with respect to such Global Note, by the Trustee or the Custodian, to reflect such increase. On any Interest Payment Date on which the Issuer pays PIK Interest by issuing definitive PIK Notes, the principal amount of any such PIK Notes issued to any Holder, for the relevant interest period as of the relevant Record Date for such Interest Payment Date, shall be rounded up to the nearest $1.00.

The Trustee may appoint an authenticating agent acceptable to the Issuer to authenticate Notes.  An authenticating agent may authenticate Notes whenever the Trustee may do so.  Each reference in this Indenture to authentication by the Trustee includes authentication by such agent.  An authenticating agent has the same rights as an Agent to deal with Holders or an Affiliate of the Issuer.”

2.2.5	The following paragraph will be added to Section 2.06(g):

“(iv)           Tax Legend.  The Global Note with respect to the Series B Cash Pay Notes and the Toggle Notes and each Definitive Note with respect to the Series B Cash Pay Notes and the Toggle Notes shall bear the legend in substantially the following form:

“THIS NOTE IS ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR PURPOSES OF SECTION 1271 ET SEQ. OF THE INTERNAL REVENUE CODE.  A HOLDER MAY OBTAIN THE ISSUE PRICE, AMOUNT OF ORIGINAL ISSUE DISCOUNT, CLOSING DATE AND YIELD TO MATURITY FOR SUCH NOTE BY SUBMITTING A REQUEST FOR SUCH INFORMATION TO THE ISSUER AT THE FOLLOWING ADDRESS: TEXAS COMPETITIVE ELECTRIC HOLDINGS COMPANY LLC, ENERGY PLAZA, 1601 BRYAN STREET, DALLAS, TEXAS 75201-3411, ATTENTION: GENERAL COUNSEL.”

2.3	Amendments to Article 3.

2.3.1	Section 3.01 shall be deleted and replaced with the following:

“If the Issuer elects to redeem the Existing Cash Pay Notes, the Series B Cash Pay Notes or the Toggle Notes, as the case may be, pursuant to Section 3.07 hereof, it shall furnish to the Trustee, at least 2 Business Days before notice of redemption is required to be mailed or caused to be mailed to Holders pursuant to Section 3.03 hereof but not more than 60 days before a Redemption Date, an Officer’s Certificate setting forth (i) the paragraph or subparagraph of such Notes and/or Section of this Indenture pursuant to which the redemption shall occur, (ii) the Redemption Date, (iii) the principal amount of such Cash Pay Notes or Toggle Notes, as the case may be, to be redeemed and (iv) the redemption price.”

2.3.2	The first paragraph of paragraph (a) of Section 3.02 shall be deleted and replaced with the following:

“If less than all of the Existing Cash Pay Notes, the Series B Cash Pay Notes or the Toggle Notes, as the case may be, are to be redeemed or purchased in an offer to purchase at any time, the Trustee shall select the Notes of such series to be redeemed or purchased (a) if the Notes are listed on any national securities exchange, in compliance with the requirements of the principal national securities exchange on which the Notes are listed, (b) on a prorata basis to the extent practicable or (c) by lot or such similar method in accordance with the procedures of DTC.”

2.3.3	Paragraph (i) of Section 3.03 shall be deleted and replaced with the following:

“(i)           if in connection with a redemption of either series of Cash Pay Notes pursuant to Section 3.07(b) hereof or a redemption of Toggle Notes pursuant to Section 3.07(f), any condition to such redemption.”

2.3.4	Section 3.04 shall be deleted and replaced with the following:

“Once notice of redemption is mailed in accordance with Section 3.03 hereof, Notes called for redemption become irrevocably due and payable on the Redemption Date at the redemption price (except as provided for in Section 3.07(b), in the case of either series of Cash Pay Notes, and Section 3.07(f), in the case of Toggle Notes).  The notice, if mailed in a manner herein provided, shall be conclusively presumed to have been given, whether or not the Holder receives such notice.  In any case, failure to give such notice by mail or any defect in the notice to the Holder of any Note designated for redemption in whole or in part shall not affect the validity of the proceedings for the redemption of any other Note.  Subject to Section 3.05 hereof, on and after the Redemption Date, interest ceases to accrue on Notes or portions of Notes called for redemption.”

2.3.5	Section 3.06 shall be deleted and replaced with the following:

“Upon surrender of a Note that is redeemed or purchased in part, the Issuer shall issue and, upon receipt of an Issuer Authentication Order, the Trustee shall authenticate for the Holder at the expense of the Issuer a new Note of the same series equal in principal amount to the unredeemed or unpurchased portion of the Note surrendered representing the same indebtedness to the extent not redeemed or purchased; provided that each new Existing Cash Pay Note, Series B Cash Pay Note and Toggle Note (other than PIK Notes) will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.  It is understood that, notwithstanding anything in this Indenture to the contrary, only an Issuer Authentication Order and not an Opinion of Counsel or Officer’s Certificate is required for the Trustee to authenticate such new Note.”

2.3.6	Section 3.07 shall be deleted and replaced with the following:

(a)                 At any time prior to November 1, 2011, the Issuer may redeem all or a part of each series of Cash Pay Notes at a redemption price equal to 100% of the principal amount of the Cash Pay Notes redeemed plus the Applicable Premium as of, and accrued and unpaid interest and Additional Interest, if any, to, the date of redemption (the “Redemption Date”), subject to the right of Holders of such Cash Pay Notes of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date.

(b)                 Prior to November 1, 2010, the Issuer may, at its option, on one or more occasions, redeem up to 35% of the aggregate principal amount of each series of Cash Pay Notes at a redemption price equal to 110.250% of the aggregate principal amount thereof, plus accrued and unpaid interest and Additional Interest, if any, to the Redemption Date, subject to the right of Holders of such Cash Pay Notes of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date, with the net cash proceeds of one or more Equity Offerings; provided that at least 50% of the sum of the original aggregate principal amount of such series of Cash Pay Notes and any Additional Cash Pay Notes of such series issued under this Indenture after the Issue Date remains outstanding immediately after the occurrence of each such redemption; providedfurther that each such redemption occurs within 90 days of the date of closing of each such Equity Offering.  Notice of any redemption upon any Equity Offerings may be given prior to the redemption thereof, and any such redemption or notice may, at the Issuer’s option and discretion, be subject to one or more conditions precedent, including, but not limited to, completion of the related Equity Offering.

(c)                 Except pursuant to clause (a) and (b) of this Section 3.07, the Cash Pay Notes will not be redeemable at the Issuer’s option prior to November 1, 2011.

(d)                 From and after November 11, 2011, the Issuer may redeem each series of Cash Pay Notes, in whole or in part at the redemption prices (expressed as percentages of principal amount of the Cash Pay Notes to be redeemed) set forth below, plus accrued and unpaid interest and Additional Interest, if any, to the Redemption Date, subject to the right of Holders of such Cash Pay Notes of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date if redeemed during the twelve-month period beginning on November 1 of each of the years indicated below:

Year	Percentage
2011	105.125%
2012	102.563%
2013 and thereafter	100.000%

(e)                 At any time prior to November 1, 2012, the Issuer may redeem all or a part of the Toggle Notes at a redemption price equal to 100% of the principal amount of the Toggle Notes redeemed plus the Applicable Premium as of, and accrued and unpaid interest and Additional Interest, if any, to the Redemption Date, subject to the rights of Holders of Toggle Notes on the relevant Record Date to receive interest due on the relevant Interest Payment Date.

(f)                 Prior to November 1, 2010, the Issuer may, at its option, on one or more occasions redeem up to 35% of the aggregate principal amount of Toggle Notes at a redemption price equal to 110.500% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon and Additional Interest, if any, to the applicable Redemption

Date, subject to the right of Holders of Toggle Notes of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date, with the net cash proceeds of one or more Equity Offerings; provided that at least 50% of the sum of the original aggregate principal amount of Initial Toggle Notes issued under the Indenture and the original principal amount of any Additional Toggle Notes issued under the Indenture remains outstanding immediately after the occurrence of each such redemption; provided further that each such redemption occurs within 90 days of the date of closing of each such Equity Offering.

(g)                 Except pursuant to clause (e) and (f) of this Section 3.07, the Issuer will not be entitled to redeem Toggle Notes at its option prior to November 1, 2012.

(h)                 On and after November 1, 2012, the Issuer may redeem the Toggle Notes, in whole or in part at the redemption prices (expressed as percentages of principal amount of the Toggle Notes to be redeemed) set forth below, plus accrued and unpaid interest thereon and Additional Interest, if any, to the applicable Redemption Date, subject to the right of Holders of Toggle Notes of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date, if redeemed during the twelve-month period beginning on November 1 of each of the years indicated below:

Year	Percentage
2012	105.250%
2013	103.500%
2014	101.750%
2015 and thereafter	100.000%

(i)                 Any redemption pursuant to this Section 3.07 shall be made pursuant to the provisions of Sections 3.01 through 3.06 hereof.”

2.3.7	Section 3.08 shall be deleted and replaced with the following:

“Except as set forth in Section 4.01 hereof with respect to the Toggle Notes, the Issuer will not be required to make any mandatory redemption or sinking fund payments with respect to the Notes.”

2.4	Amendments to Article 4.

2.4.1	Section 4.01 shall be deleted and replaced with the following:

“The Issuer shall pay or cause to be paid the principal of, premium, if any, Additional Interest, if any, and interest on the Notes on the dates and in the manner provided in the Notes.  Principal, premium, if any, Additional Interest, if any, and interest, including Cash Interest, shall be considered paid on the date due if the Paying Agent, if other than the Issuer or a Subsidiary, holds as of noon Eastern Time on the due date money deposited by the Issuer in immediately available funds and designated for and sufficient to pay all principal, premium, if any, and interest then due. PIK Interest shall be considered paid on the date due if the Trustee is directed on or prior to such date to issue PIK Notes or increase the principal amount of the applicable Toggle Notes, in each case in an amount equal to the amount of the applicable PIK Interest.

The Issuer shall pay all Additional Interest, if any, in the same manner on the dates and in the amounts set forth in the applicable Registration Rights Agreement.

The Issuer shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to the then applicable interest rate on the Notes to the extent lawful; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Additional Interest, if any (without regard to any applicable grace period) at the same rate to the extent lawful.

At the end of any “accrual period” (as defined in Section 1272(a)(5) of the Code) ending after the fifth anniversary of the date of the First Supplemental Indenture (each, an “Optional Interest Repayment Date”), the Issuer may pay in cash, without duplication, all accrued and unpaid interest, if any, and all accrued but unpaid “original issue discount” (as defined in Section 1273(a)(1) of the Code) on the Toggle Notes then outstanding up to, in the aggregate, the Optional Interest Repayment Amount (each such redemption, an “Optional Interest Repayment”). The “Optional Interest Repayment Amount” shall mean, as of each Optional Interest Repayment Date, the excess, if any, of (a) the aggregate amount of accrued and unpaid interest and all accrued and unpaid “original issue discount” (as defined in Section 1273(a)(1) of the Code) with respect to the Toggle Notes, over (b) an amount equal to the product of (i) the “issue price” (as defined in Sections 1273(b) and 1274(a) of the Code) of the Toggle Notes multiplied by (ii) the “yield to maturity” (as defined in the Treasury Regulation Section 1.1272-1(b)(1)(i)) of the Toggle Notes, minus (c) $50,000,000.

On May 1, 2016, the Issuer will repay in full in U.S. Dollars an amount of Toggle Notes equal to $50,000,000, which shall be made on a pro rata basis based on the aggregate principal amount of Toggle Notes outstanding.  Prepayments of Toggle Notes made pursuant to the preceding sentence shall be made on a pro rata basis based on the aggregate principal amount of Toggle Notes outstanding.”

2.5	Amendments to Article 9.

2.5.1	Clause (11) of Section 9.01 shall be deleted and replaced with the following:

“(11)                      to conform the text of this Indenture, the Guarantees or the Notes to anyprovision of the “Description of Notes” section of the applicable Offering Memorandum to theextent that such provision in the “Description of Notes” is intended to be a verbatim recitation of a provision of this Indenture, the Guarantee or the Notes;”

2.5.2	The following clause (14) shall be added to the first paragraph of Section 9.01:

“(14)                      in the event that PIK Notes are issued in certificated form, to make appropriate amendments to this Indenture to reflect an appropriate minimum denomination of certificated PIK Notes and establish minimum redemption amounts for certificated PIK Notes.”

2.6	Amendments to Exhibits.

2.6.1	Exhibit A-1 of the Existing Indenture shall be deleted and replaced with Exhibit A-1 to this First Supplemental Indenture.

2.6.2	Exhibits A-2 and A-3 to this First Supplemental Indenture shall be added to the Existing Indenture.

2.6.3	Exhibits B, C and D of the Existing Indenture shall be deleted and replaced with Exhibits B, C and D to this First Supplemental Indenture.

2.7	Other Amendments

All references in the Existing Indenture and the Initial Existing Cash Pay Notes to “Texas Competitive Electric Holdings Company LLC, a Texas limited liability company” and “TCEH Finance, Inc., a Texas corporation” are hereby deleted and replaced with “Texas Competitive Electric Holdings Company LLC, a Delaware limited liability company” and “TCEH Finance, Inc., a Delaware corporation,” respectively.

Section 3.	RATIFICATION OF EXISTING INDENTURE; FIRST SUPPLEMENTAL INDENTURE PART OF EXISTING INDENTURE.

  Except as expressly amended hereby, the Existing Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  Upon the execution and delivery of this First Supplemental Indenture by the Issuer, the Guarantors and the Trustee, this First Supplemental Indenture shall form a part of the Existing Indenture for all purposes, and the Issuer, the Guarantors, the Trustee and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.  Any and all references to the Existing Indenture, whether within the Existing Indenture or in any notice, certificate or other instrument or document, shall be deemed to include a reference to this First Supplemental Indenture (whether or not made), unless the context shall otherwise require.

Section 4.	NO EXCHANGE OF EXISTING NOTES REQUIRED.

 The execution of this First Supplemental Indenture shall not require the exchange of or modification to the certificates representing Notes existing prior to the date hereof.

Section 5.	GOVERNING LAW.

THIS FIRST SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 6.	COUNTERPARTS.

The parties may sign any number of copies of this First Supplemental Indenture.  Each signed copy shall be an original, but all of them together represent the same agreement.

Section 7.	EFFECT OF HEADINGS.

The Section headings herein are for convenience only and shall not affect the construction hereof.

Section 8.	THE TRUSTEE.

The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this First Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuer.

Section 9.	BENEFITS OF FIRST SUPPLEMENTAL INDENTURE.

  Nothing in this First Supplemental Indenture, the Existing Indenture or the Notes express or implied, shall give to any Person, other than the parties hereto and thereto and their successors hereunder and thereunder, any Paying Agent, any Registrar and the Holders any benefit of any legal or equitable right, remedy or claim under the Existing Indenture, this First Supplemental Indenture or the Notes.

Section 10.	SUCCESSORS.

All agreements of the Issuer in this First Supplemental Indenture shall bind its Successors.  All agreements of the Trustee in this First Supplemental Indenture shall bind its successors.

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, all as of the date first above written.

TEXAS COMPETITIVE ELECTRIC HOLDINGS COMPANY LLC

By:
Name: Anthony R. Horton
Title: Treasurer and Assistant Secretary

SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE

TCEH FINANCE, INC.

By:
Name: Jonathan D. Smidt
Title: President and Treasurer

SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE

ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY

By:
Name: Anthony R. Horton
Title: Treasurer

SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE

BIG BROWN 3 POWER COMPANY LLC
BIG BROWN LIGNITE COMPANY LLC
BIG BROWN POWER COMPANY LLC
COLLIN POWER COMPANY LLC
DECORDOVA POWER COMPANY LLC
GENERATION MT COMPANY LLC
GENERATION SVC COMPANY
LAKE CREEK 3 POWER COMPANY LLC
LUMINANT BIG BROWN MINING COMPANY LLC
LUMINANT ENERGY COMPANY LLC
LUMINANT ENERGY SERVICES COMPANY
LUMINANT GENERATION COMPANY LLC
LUMINANT HOLDING COMPANY LLC
LUMINANT MINERAL DEVELOPMENT COMPANY LLC
LUMINANT MINING COMPANY LLC
LUMINANT MINING SERVICES COMPANY
LUMINANT POWER SERVICES COMPANY
LUMINANT RENEWABLES COMPANY LLC
MARTIN LAKE 4 POWER COMPANY LLC
MONTICELLO 4 POWER COMPANY LLC
MORGAN CREEK 7 POWER COMPANY LLC
NCA RESOURCES DEVELOPMENT COMPANY LLC
OAK GROVE MANAGEMENT COMPANY LLC
OAK GROVE MINING COMPANY LLC
OAK GROVE POWER COMPANY LLC
SANDOW POWER COMPANY LLC
TRADINGHOUSE 3 & 4 POWER COMPANY LLC
TRADINGHOUSE POWER COMPANY LLC
TXU CHILLED WATER SOLUTIONS COMPANY
TXU ENERGY RETAIL COMPANY LLC
TXU ENERGY RETAIL MANAGEMENT COMPANY LLC
TXU ENERGY SOLUTIONS COMPANY LLC
TXU ENERGY TRADING (CALIFORNIA) COMPANY
TXU ET SERVICES COMPANY
TXU RETAIL SERVICES COMPANY
TXU SEM COMPANY
TXU SESCO COMPANY LLC
TXU SESCO ENERGY SERVICES COMPANY
VALLEY NG POWER COMPANY LLC
VALLEY POWER COMPANY LLC
WICHITA/VICTORY AVE., LLC

By:
Name: Anthony R. Horton
Title: Authorized Representative

SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE

THE BANK OF NEW YORK, as Trustee

By:
Name:
Title:

SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE

EXHIBIT A-1

[Face of Existing Cash Pay Note]

[Insert the Global Note Legend, if applicable pursuant to the provisions of the Indenture]

[Insert the Private Placement Legend, if applicable pursuant to the provisions of the Indenture]

[Insert the Regulation S Temporary Global Note Legend, if applicable pursuant to the provisions of the Indenture]

CUSIP [               ]
ISIN [               ]1

[RULE 144A] [REGULATION S]  GLOBAL NOTE

10.25% Senior Notes due 2015

No.___                                                                                                                                                                                                        [$______________]

TEXAS COMPETITIVE ELECTRIC HOLDINGS COMPANY LLC
TCEH FINANCE, INC.

promise to pay to CEDE & CO. or registered assigns, the principal sum [set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto] [of ________________________ United States Dollars] on November 1, 2015.

Interest Payment Dates:  May 1 and November 1

Record Dates:  April 15 and October 15

[SIGNATURE PAGE FOLLOWS]

1	Rule 144A Note CUSIP:	882330 AA1
	Rule 144A Note ISIN:	US882330 AA18
	Regulation S Note CUSIP:	U88235 AC7
	Regulation S Note ISIN:	USU88235 AC76

A-1-1

IN WITNESS HEREOF, the Issuer has caused this instrument to be duly executed.

Dated:  _____________, 20__

TEXAS COMPETITIVE ELECTRIC HOLDINGS COMPANY LLC

By:
Name:
Title:

SIGNATURE PAGE TO GLOBAL [144A] [REGULATION S] CASH-PAY NOTE

TCEH FINANCE, INC.

By:
Name:
Title:

SIGNATURE PAGE TO GLOBAL [144A] [REGULATION S] CASH-PAY NOTE

This is one of the Existing Cash Pay Notes referred to in the within-mentioned Indenture:

THE BANK OF NEW YORK, as Trustee

By:
Authorized Signatory

SIGNATURE PAGE TO GLOBAL [144A] [REGULATION S] CASH-PAY NOTE

[Back of Existing Cash Pay Note]

Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

(1)           Interest.  Texas Competitive Electric Holding Company LLC, a Delaware limited liability company and TCEH Finance, Inc., a Delaware corporation (collectively, the “Issuers”), promise to pay interest on the principal amount of this Existing Cash Pay Note at 10.25% perannum from October 31, 2007 until maturity and shall pay Additional Interest, if any, payable pursuant to the Registration Rights Agreement referred to below.  The Issuer will pay interest and Additional Interest, if any, semi-annually in arrears on May 1 and November 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”) without interest accruing on the amount then so payable from such day that is not a Business Day until such Business Day.  Interest on the Existing Cash Pay Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance.  The Issuer will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at the interest rate on the Existing Cash Pay Notes; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Additional Interest, if any, (without regard to any applicable grace periods) from time to time on demand at the interest rate on the Existing Cash Pay Notes.  Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

(2)           Method of Payment.  The Issuer will pay interest on the Existing Cash Pay Notes and Additional Interest, if any, to the Persons who are registered Holders of Existing Cash Pay Notes at the close of business on the April 15 and October 15 (whether or not a Business Day), next preceding the Interest Payment Date, even if such Existing Cash Pay Notes are canceled after such Record Date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest.  Payment of interest and Additional Interest, if any, may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, premium and Additional Interest, if any, on, all Global Notes and all other Existing Cash Pay Notes the Holders of which shall have provided wire transfer instructions to the Issuer or the Paying Agent.  Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

(3)           Paying Agent and Registrar.  Initially, The Bank of New York, the Trustee under the Indenture, will act as Paying Agent and Registrar.  The Issuer may change any Paying Agent or Registrar without notice to the Holders.  The Issuer or any of its Subsidiaries may act in any such capacity.

(4)           Indenture.  The Issuer issued the Existing Cash Pay Notes under an Indenture, dated as of October 31, 2007 (the “Existing Indenture”), among the Issuer, the Guarantors named therein and the Trustee.  The Existing Indenture was supplemented by the First Supplemental Indenture dated as of December 6, 2007 among the Issuer, the Guarantors named therein and the Trustee (the Existing Indenture as supplemented, the “Indenture”).  This Existing Cash Pay Note is one of a duly authorized issue of notes of the Issuer designated as its 10.25% Senior Notes due 2015.  The Issuer shall be entitled to issue Additional Existing Cash Pay Notes pursuant to Sections 2.01 and 4.09 of the Indenture.  The Existing Cash Pay Notes (including any Exchange Notes issued in exchange therefor), the Series B Cash Pay Notes (including any Exchange Notes issued in exchange therefor) and the Toggle Notes (including any Exchange Notes issued in exchange therefor) (collectively referred to herein as the “Notes”) are separate series of Senior Notes, but shall be treated as a single class of securities under the Indenture, unless otherwise specified in the Indenture.  The terms of the Existing Cash Pay Notes include those

A-1-5

stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”).  The Existing Cash Pay Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms.  To the extent any provision of this Existing Cash Pay Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

(5)           Optional Redemption.

(a)           Except as set forth below, the Issuer will not be entitled to redeem Existing Cash Pay Notes at its option prior to November 1, 2011.

(b)           At any time prior to November 1, 2011, the Issuer may redeem all or a part of the Existing Cash Pay Notes, at a redemption price equal to 100% of the principal amount of the Existing Cash Pay Notes redeemed plus the Applicable Premium as of, and accrued and unpaid interest, and Additional Interest, if any, to, the date of redemption (the “Redemption Date”), subject to the right of Holders of Existing Cash Pay Notes of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date.

(c)           From and after November 1, 2011, the Issuer may redeem the Existing Cash Pay Notes, in whole or in part, at the redemption prices (expressed as percentages of the principal amount of the Existing Cash Pay Notes to be redeemed) set forth below, plus accrued and unpaid interest and Additional Interest, if any, to the applicable Redemption Date, subject to the right of Holders of Existing Cash Pay Notes of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date if redeemed during the twelve-month period beginning on November 1 of each of the years indicated below:

Year	Percentage
2011	105.125%
2012	102.563%
2013 and thereafter	100.000%

(d)           Prior to November 1, 2010, the Issuer may, at its option, on one or more occasions, redeem up to 35% of the aggregate principal amount of the Existing Cash Pay Notes at a redemption price equal to 110.250% of the aggregate principal amount thereof, plus accrued and unpaid interest and Additional Interest, if any, to the Redemption Date, subject to the right of Holders of Existing Cash Pay Notes of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date, with the net cash proceeds of one or more Equity Offerings; provided that at least 50% of the sum of the original aggregate principal amount of Existing Cash Pay Notes and any Additional Existing Cash Pay Notes issued under the Indenture after the Issue Date remains outstanding immediately after the occurrence of each such redemption; providedfurther that each such redemption occurs within 90 days of the date of closing of each such Equity Offering.  Notice of any redemption upon any Equity Offerings may be given prior to the redemption thereof, and any such redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of the related Equity Offering.

(e)           If the Issuer redeems less than all of the outstanding Existing Cash Pay Notes, the Trustee shall select the Existing Cash Pay Notes to be redeemed in the manner described under Section 3.02 of the Indenture.

(f)           Any redemption pursuant to this paragraph 5 shall be made pursuant to the provisions of Sections 3.01 through 3.06 of the Indenture.

A-1-6

(6)           Mandatory Redemption.  The Issuer shall not be required to make mandatory redemption or sinking fund payments with respect to the Existing Cash Pay Notes.

(7)           Notice of Redemption.  Subject to Section 3.03 of the Indenture, notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the Redemption Date (except that redemption notices may be mailed more than 60 days prior to a Redemption Date if the notice is issued in connection with Article 8 or Article 11 of the Indenture) to each Holder whose Existing Cash Pay Notes are to be redeemed at its registered address or otherwise in accordance with the procedures of DTC.  Existing Cash Pay Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000 in excess thereof, unless all of the Existing Cash Pay Notes held by a Holder are to be redeemed.  On and after the Redemption Date interest ceases to accrue on Existing Cash Pay Notes or portions thereof called for redemption.

(8)           Offers to Repurchase.

(a)           If a Change of Control occurs, the Issuer shall make an offer (a “Change of Control Offer”) to each Holder to purchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of each Holder’s Existing Cash Pay Notes at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Additional Interest, if any, to the date of purchase (the “Change of Control Payment”), subject to the right of Holders of Existing Cash Pay Notes of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date. The Change of Control Offer shall be made in accordance with Section 4.14 of the Indenture.

(b)           If the Issuer or any of its Restricted Subsidiaries consummates an Asset Sale, within ten Business Days of each date that the aggregate amount of Excess Proceeds exceeds $200.0 million, the Issuer shall make an offer to all Holders of the Notes, and if required or permitted by the terms of any Senior Indebtedness, to the holders of such Senior Indebtedness (an “Asset Sale Offer”), to purchase the maximum aggregate principal amount of the Notes and such Senior Indebtedness that is a minimum of $2,000 or an integral multiple of $1,000 in excess thereof that may be purchased out of the Excess Proceeds at an offer price in cash in an amount equal to 100% of the principal amount thereof, plus accrued and unpaid interest and Additional Interest, if any, to the date fixed for the closing of such offer, in accordance with the procedures set forth in the Indenture.  To the extent that the aggregate amount of Notes and such Senior Indebtedness tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, the Issuer may use any remaining Excess Proceeds to make Restricted Payments to the extent permitted by clause (16) of Section 4.07(b) of the Indenture.  If the aggregate principal amount of Notes or such Senior Indebtedness surrendered by such holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Notes and such Senior Indebtedness to be purchased on a pro rata basis based on the accreted value or principal amount of the Notes or such Senior Indebtedness tendered.

(c)           The Issuer may, at its option, make an Asset Sale Offer using proceeds from any Asset Sale at any time after consummation of such Asset Sale; provided that such Asset Sale Offer shall be in an aggregate amount of not less than $25.0 million.  Upon consummation of such Asset Sale Offer, any Net Proceeds not required to be used to purchase Notes shall not be deemed Excess Proceeds.

(9)           Denominations, Transfer, Exchange.  The Existing Cash Pay Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.  The transfer of Existing Cash Pay Notes may be registered and Existing Cash Pay Notes may be exchanged as provided in the Indenture.  The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Issuer may require a Holder to pay any taxes and fees required by law or permitted by the Indenture.  The Issuer need not exchange or register the transfer of any Existing Cash Pay Notes or portion of Existing Cash Pay Notes selected for redemption,

A-1-7

except for the unredeemed portion of any Existing Cash Pay Notes being redeemed in part.  Also, the Issuer need not exchange or register the transfer of any Existing Cash Pay Notes for a period of 15 days before a selection of Existing Cash Pay Notes to be redeemed.

(10)           Persons Deemed Owners.  The registered Holder of an Existing Cash Pay Note may be treated as its owner for all purposes.

(11)           Amendment, Supplement and Waiver.  The Indenture, the Guarantees or the Existing Cash Pay Notes may be amended or supplemented as provided in the Indenture.

(12)           Defaults and Remedies.  The Events of Default relating to the Notes are defined in Section 6.01 of the Indenture.  If any Event of Default occurs and is continuing, the Trustee or the Required Holders of at least 30% in aggregate principal amount of the Required Debt may declare the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Notes to be due and payable immediately.  Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable immediately without further action or notice.  Holders may not enforce the Indenture, the Notes or the Guarantees except as provided in the Indenture.  Subject to certain limitations, Required Holders of a majority in aggregate principal amount of the Required Debt may direct the Trustee in its exercise of any trust or power.  The Trustee may withhold from Holders of the Notes notice of any continuing Default (except a Default relating to the payment of principal, premium, if any, Additional Interest, if any, or interest) if it determines that withholding notice is in their interest.  The Required Holders of a majority in aggregate principal amount of the Required Debt by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or and its consequences under the Indenture except a continuing Default in payment of the principal of, premium, if any, Additional Interest, if any, or interest on, any of the Notes held by a non-consenting Holder.  The Issuer and each Guarantor (to the extent that such Guarantor is so required under the Trust Indenture Act) is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Issuer is required within five (5) Business Days after becoming aware of any Default, to deliver to the Trustee a statement specifying such Default and what action the Issuer proposes to take with respect thereto.

(13)           Authentication.  This Existing Cash Pay Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose until authenticated by the manual signature of the Trustee.

(14)           Additional Rights of Holders of Restricted Global Notes and Restricted Definitive Notes.  In addition to the rights provided to Holders of Existing Cash Pay Notes under the Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes shall have all the rights set forth in the Registration Rights Agreement relating to such Existing Cash Pay Notes, including the right to receive Additional Interest, if any (as defined in such Registration Rights Agreement).

(15)           GOVERNING LAW.  THE INDENTURE, THE EXISTING CASH PAY NOTES AND ANY GUARANTEE WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(16)           CUSIP/ISIN Numbers.  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP/ISIN numbers to be printed on the Existing Cash Pay Notes and the Trustee may use CUSIP/ISIN numbers in notices of redemption as a convenience to Holders.  No representation is made as to the accuracy of such numbers either as printed on the Existing Cash Pay Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

A-1-8

The Issuer will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement relating to the Existing Cash Pay Notes.  Requests may be made to the Issuer at the following address:

c/o Texas Competitive Electric Holdings Company LLC
Energy Plaza
1601 Bryan Street
Dallas, Texas 75201-3411
Facsimile No.: (214) 812-6032
(214) 812-4097

c/o TCEH Finance, Inc.
Energy Plaza
1601 Bryan Street
Dallas, Texas 75201-3411
Facsimile No.: (214) 812-6032
(214) 812-4097

A-1-9

ASSIGNMENT FORM

    To assign this Existing Cash Pay Note, fill in the form below:

(I) or (we) assign and transfer this Existing Cash Pay Note to:
(Insert assignee’s legal name)

(Insert assignee’s Soc. Sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint ________________________________________________________________ to transfer this Existing Cash Pay Note on the books of the Issuer.  The agent may substitute another to act for him.

Date:

Your Signature
(Sign exactly as your name appears on the face of this Existing Cash Pay Note)

Signature Guarantee*: ___________

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

A-1-10

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Existing Cash Pay Note purchased by the Issuer pursuant to Section 4.10 or 4.14 of the Indenture, check the appropriate box below:

                                                                   ☐  Section 4.10                                            ☐     Section 4.14

If you want to elect to have only part of this Existing Cash Pay Note purchased by the Issuer pursuant to Section 4.10 or Section 4.14 of the Indenture, state the amount you elect to have purchased:

$_______________

Date: _____________________

Your Signature:
(Sign exactly as your name appears on the face of this Existing Cash Pay Note)

Tax Identification No.:

Signature Guarantee*:

*           Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

A-1-11

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE1

The initial outstanding principal amount of this Global Note is $ ___________________.  The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following each decrease or increase	Signature of authorized officer of Trustee or Custodian

______________________
1           This schedule should be included only if the Existing Cash Pay Note is issued in global form.

A-1-12

EXHIBIT A-2

[Face of Series B Cash Pay Note]

[Insert the Global Note Legend, if applicable pursuant to the provisions of the Indenture]

[Insert the Private Placement Legend, if applicable pursuant to the provisions of the Indenture]

[Insert the Regulation S Temporary Global Note Legend, if applicable pursuant to the provisions of the Indenture]

[Insert the Tax Legend, if applicable, pursuant to the provisions of the Indenture]

CUSIP [               ]
ISIN [               ]1

[RULE 144A] [REGULATION S]  GLOBAL NOTE

10.25% Senior Notes due 2015, Series B

No.___                                                                                                                                                                                                     [$______________]

TEXAS COMPETITIVE ELECTRIC HOLDINGS COMPANY LLC
TCEH FINANCE, INC.

promise to pay to CEDE & CO. or registered assigns, the principal sum [set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto] [of ________________________ United States Dollars] on November 1, 2015.

Interest Payment Dates:  May 1 and November 1

Record Dates:  April 15 and October 15

[SIGNATURE PAGE FOLLOWS]

______________________________

1	Rule 144A Note CUSIP:	882330 AC7
	Rule 144A Note ISIN:	US882330AC73
	Regulation S Note CUSIP:	U88235 AE3
	Regulation S Note ISIN:	USU88235AE33

A-2-1

IN WITNESS HEREOF, the Issuer has caused this instrument to be duly executed.

Dated:  _____________, 20__

TEXAS COMPETITIVE ELECTRIC HOLDINGS COMPANY LLC

By:
Name:
Title:

SIGNATURE PAGE TO GLOBAL [144A] [REGULATION S] CASH-PAY NOTE

TCEH FINANCE, INC.

By:
Name:
Title:

SIGNATURE PAGE TO GLOBAL [144A] [REGULATION S] CASH-PAY NOTE

This is one of the Series B Cash Pay Notes referred to in the within-mentioned Indenture:

THE BANK OF NEW YORK, as Trustee

By:
Authorized Signatory

SIGNATURE PAGE TO GLOBAL [144A] [REGULATION S] CASH-PAY NOTE

[Back of Series B Cash Pay Note]

Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

(1)           Interest.  Texas Competitive Electric Holding Company LLC, a Delaware limited liability company and TCEH Finance, Inc., a Delaware corporation (collectively, the “Issuers”), promise to pay interest on the principal amount of this Series B Cash Pay Note at 10.25% perannum from October 31, 2007 until maturity and shall pay Additional Interest, if any, payable pursuant to the Registration Rights Agreement referred to below.  The Issuer will pay interest and Additional Interest, if any, semi-annually in arrears on May 1 and November 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”) without interest accruing on the amount then so payable from such day that is not a Business Day until such Business Day.  Interest on the Series B Cash Pay Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from October 31, 2007.  The Issuer will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at the interest rate on the Series B Cash Pay Notes; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Additional Interest, if any, (without regard to any applicable grace periods) from time to time on demand at the interest rate on the Series B Cash Pay Notes.  Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

(2)           Method of Payment.  The Issuer will pay interest on the Series B Cash Pay Notes and Additional Interest, if any, to the Persons who are registered Holders of Series B Cash Pay Notes at the close of business on the April 15 and October 15 (whether or not a Business Day), next preceding the Interest Payment Date, even if such Series B Cash Pay Notes are canceled after such Record Date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest.  Payment of interest and Additional Interest, if any, may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, premium and Additional Interest, if any, on, all Global Notes and all other Series B Cash Pay Notes the Holders of which shall have provided wire transfer instructions to the Issuer or the Paying Agent.  Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

(3)           Paying Agent and Registrar.  Initially, The Bank of New York, the Trustee under the Indenture, will act as Paying Agent and Registrar.  The Issuer may change any Paying Agent or Registrar without notice to the Holders.  The Issuer or any of its Subsidiaries may act in any such capacity.

(4)           Indenture.  The Issuer issued the Series B Cash Pay Notes under an Indenture, dated as of October 31, 2007 (the “Existing Indenture”), among the Issuer, the Guarantors named therein and the Trustee, as supplemented by the First Supplemental Indenture dated as of December 6, 2007, among the Issuer, the Guarantors named therein and the Trustee (the Existing Indenture as supplemented, the “Indenture”).  This Series B Cash Pay Note is one of a duly authorized series of notes of the Issuer designated as its 10.25% Senior Notes due 2015, Series B.  The Issuer shall be entitled to issue Additional Series B Cash Pay Notes pursuant to Sections 2.01 and 4.09 of the Indenture.  The Existing Cash Pay Notes (including any Exchange Notes issued in exchange therefor), the Series B Cash Pay Notes (including any Exchange Notes issued in exchange therefor) and the Toggle Notes (including any Exchange Notes issued in exchange therefor) (collectively referred to herein as the “Notes”) are separate series of Senior Notes, but shall be treated as a single class of securities under the Indenture, unless otherwise specified in the Indenture.  The terms of the Series B Cash Pay Notes include those stated in the

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Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”).  The Series B Cash Pay Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms.  To the extent any provision of this Series B Cash Pay Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

(5)           Optional Redemption.

(a)           Except as set forth below, the Issuer will not be entitled to redeem Series B Cash Pay Notes at its option prior to November 1, 2011.

(b)           At any time prior to November 1, 2011, the Issuer may redeem all or a part of the Series B Cash Pay Notes, at a redemption price equal to 100% of the principal amount of the Series B Cash Pay Notes redeemed plus the Applicable Premium as of, and accrued and unpaid interest, and Additional Interest, if any, to, the date of redemption (the “Redemption Date”), subject to the right of Holders of Series B Cash Pay Notes of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date.

(c)           From and after November 1, 2011, the Issuer may redeem the Series B Cash Pay Notes, in whole or in part, at the redemption prices (expressed as percentages of the principal amount of the Series B Cash Pay Notes to be redeemed) set forth below, plus accrued and unpaid interest and Additional Interest, if any, to the applicable Redemption Date, subject to the right of Holders of Series B Cash Pay Notes of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date if redeemed during the twelve-month period beginning on November 1 of each of the years indicated below:

Year	Percentage
2011	105.125%
2012	102.563%
2013 and thereafter	100.000%

(d)           Prior to November 1, 2010, the Issuer may, at its option, on one or more occasions, redeem up to 35% of the aggregate principal amount of Series B Cash Pay Notes at a redemption price equal to 110.250% of the aggregate principal amount thereof, plus accrued and unpaid interest and Additional Interest, if any, to the Redemption Date, subject to the right of Holders of Series B Cash Pay Notes of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date, with the net cash proceeds of one or more Equity Offerings; provided that at least 50% of the sum of the original aggregate principal amount of Series B Cash Pay Notes and any Additional Series B Cash Pay Notes issued under the Indenture after the Issue Date remains outstanding immediately after the occurrence of each such redemption; providedfurther that each such redemption occurs within 90 days of the date of closing of each such Equity Offering.  Notice of any redemption upon any Equity Offerings may be given prior to the redemption thereof, and any such redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of the related Equity Offering.

(e)           If the Issuer redeems less than all of the outstanding Series B Cash Pay Notes, the Trustee shall select the Series B Cash Pay Notes to be redeemed in the manner described under Section 3.02 of the Indenture.

(f)           Any redemption pursuant to this paragraph 5 shall be made pursuant to the provisions of Sections 3.01 through 3.06 of the Indenture.

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(6)           Mandatory Redemption.  The Issuer shall not be required to make mandatory redemption or sinking fund payments with respect to the Series B Cash Pay Notes.

(7)           Notice of Redemption.  Subject to Section 3.03 of the Indenture, notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the Redemption Date (except that redemption notices may be mailed more than 60 days prior to a Redemption Date if the notice is issued in connection with Article 8 or Article 11 of the Indenture) to each Holder whose Series B Cash Pay Notes are to be redeemed at its registered address or otherwise in accordance with the procedures of DTC.  Series B Cash Pay Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000 in excess thereof, unless all of the Series B Cash Pay Notes held by a Holder are to be redeemed.  On and after the Redemption Date interest ceases to accrue on Series B Cash Pay Notes or portions thereof called for redemption.

(8)           Offers to Repurchase.

(a)           If a Change of Control occurs, the Issuer shall make an offer (a “Change of Control Offer”) to each Holder to purchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of each Holder’s Series B Cash Pay Notes at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Additional Interest, if any, to the date of purchase (the “Change of Control Payment”), subject to the right of Holders of Series B Cash Pay Notes of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date. The Change of Control Offer shall be made in accordance with Section 4.14 of the Indenture.

(b)           If the Issuer or any of its Restricted Subsidiaries consummates an Asset Sale, within ten Business Days of each date that the aggregate amount of Excess Proceeds exceeds $200.0 million, the Issuer shall make an offer to all Holders of the Notes, and if required or permitted by the terms of any Senior Indebtedness, to the holders of such Senior Indebtedness (an “Asset Sale Offer”), to purchase the maximum aggregate principal amount of the Notes and such Senior Indebtedness that is a minimum of $2,000 or an integral multiple of $1,000 in excess thereof that may be purchased out of the Excess Proceeds at an offer price in cash in an amount equal to 100% of the principal amount thereof, plus accrued and unpaid interest and Additional Interest, if any, to the date fixed for the closing of such offer, in accordance with the procedures set forth in the Indenture.  To the extent that the aggregate amount of Notes and such Senior Indebtedness tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, the Issuer may use any remaining Excess Proceeds to make Restricted Payments to the extent permitted by clause (16) of Section 4.07(b) of the Indenture.  If the aggregate principal amount of Notes or such Senior Indebtedness surrendered by such holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Notes and such Senior Indebtedness to be purchased on a pro rata basis based on the accreted value or principal amount of the Notes or such Senior Indebtedness tendered.

(c)           The Issuer may, at its option, make an Asset Sale Offer using proceeds from any Asset Sale at any time after consummation of such Asset Sale; provided that such Asset Sale Offer shall be in an aggregate amount of not less than $25.0 million.  Upon consummation of such Asset Sale Offer, any Net Proceeds not required to be used to purchase Notes shall not be deemed Excess Proceeds.

(9)           Denominations, Transfer, Exchange.  The Series B Cash Pay Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.  The transfer of Series B Cash Pay Notes may be registered and Series B Cash Pay Notes may be exchanged as provided in the Indenture.  The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Issuer may require a Holder to pay any taxes and fees required by law or permitted by the Indenture.  The Issuer need not exchange or register the transfer of any Series B Cash Pay Notes or portion of Series B Cash Pay Notes selected for redemption,

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except for the unredeemed portion of any Series B Cash Pay Notes being redeemed in part.  Also, the Issuer need not exchange or register the transfer of any Series B Cash Pay Notes for a period of 15 days before a selection of Series B Cash Pay Notes to be redeemed.

(10)           Persons Deemed Owners.  The registered Holder of a Series B Cash Pay Note may be treated as its owner for all purposes.

(11)           Amendment, Supplement and Waiver.  The Indenture, the Guarantees or the Series B Cash Pay Notes may be amended or supplemented as provided in the Indenture.

(12)           Defaults and Remedies.  The Events of Default relating to the Notes are defined in Section 6.01 of the Indenture.  If any Event of Default occurs and is continuing, the Trustee or the Required Holders of at least 30% in aggregate principal amount of the Required Debt may declare the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Notes to be due and payable immediately.  Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable immediately without further action or notice.  Holders may not enforce the Indenture, the Notes or the Guarantees except as provided in the Indenture.  Subject to certain limitations, Required Holders of a majority in aggregate principal amount of the Required Debt may direct the Trustee in its exercise of any trust or power.  The Trustee may withhold from Holders of the Notes notice of any continuing Default (except a Default relating to the payment of principal, premium, if any, Additional Interest, if any, or interest) if it determines that withholding notice is in their interest.  The Required Holders of a majority in aggregate principal amount of the Required Debt by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or and its consequences under the Indenture except a continuing Default in payment of the principal of, premium, if any, Additional Interest, if any, or interest on, any of the Notes held by a non-consenting Holder.  The Issuer and each Guarantor (to the extent that such Guarantor is so required under the Trust Indenture Act) is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Issuer is required within five (5) Business Days after becoming aware of any Default, to deliver to the Trustee a statement specifying such Default and what action the Issuer proposes to take with respect thereto.

(13)           Authentication.  This Series B Cash Pay Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose until authenticated by the manual signature of the Trustee.

(14)           Additional Rights of Holders of Restricted Global Notes and Restricted Definitive Notes.  In addition to the rights provided to Holders of Series B Cash Pay Notes under the Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes shall have all the rights set forth in the Registration Rights Agreement relating to such Series B Cash Pay Notes, including the right to receive Additional Interest, if any (as defined in such Registration Rights Agreement).

(15)           GOVERNING LAW.  THE INDENTURE, THE SERIES B CASH PAY NOTES AND ANY GUARANTEE WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(16)           CUSIP/ISIN Numbers.  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP/ISIN numbers to be printed on the Series B Cash Pay Notes and the Trustee may use CUSIP/ISIN numbers in notices of redemption as a convenience to Holders.  No representation is made as to the accuracy of such numbers either as printed on the Series B Cash Pay Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

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The Issuer will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement relating to the Series B Cash Pay Notes.  Requests may be made to the Issuer at the following address:

c/o Texas Competitive Electric Holdings Company LLC
Energy Plaza
1601 Bryan Street
Dallas, Texas 75201-3411
Facsimile No.: (214) 812-6032
(214) 812-4097

c/o TCEH Finance, Inc.
Energy Plaza
1601 Bryan Street
Dallas, Texas 75201-3411
Facsimile No.: (214) 812-6032
(214) 812-4097

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ASSIGNMENT FORM

To assign this Series B Cash Pay Note, fill in the form below:

(I) or (we) assign and transfer this Series B Cash Pay Note to:
(Insert assignee’s legal name)

(Insert assignee’s Soc. Sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint ________________________________________________________________ to transfer this Series B Cash Pay Note on the books of the Issuer.  The agent may substitute another to act for him.

Date:

Your Signature
(Sign exactly as your name appears on the face of this Series B Cash Pay Note)

Signature Guarantee*: ___________

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

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OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Series B Cash Pay Note purchased by the Issuer pursuant to Section 4.10 or 4.14 of the Indenture, check the appropriate box below:

                                                                   ☐  Section 4.10                                            ☐     Section 4.14

    If you want to elect to have only part of this Series B Cash Pay Note purchased by the Issuer pursuant to Section 4.10 or Section 4.14 of the Indenture, state the amount you elect to have purchased:

$_______________

Date: _____________________

Your Signature:
(Sign exactly as your name appears on the face of
this Series B Cash Pay Note)

Tax Identification No.:

Signature Guarantee*:

*           Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

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SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE1

The initial outstanding principal amount of this Global Note is $ ___________________.  The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following each decrease or increase	Signature of authorized officer of Trustee or Custodian

[1]	This schedule should be included only if the Series B Cash Pay Note is issued in global form.

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EXHIBIT A-3

[Face of Toggle Note]

[Insert the Global Note Legend, if applicable pursuant to the provisions of the Indenture]

[Insert the Private Placement Legend, if applicable pursuant to the provisions of the Indenture]

[Insert the Regulation S Temporary Global Note Legend, if applicable pursuant to the provisions of the Indenture]

[Insert the Tax Legend, if applicable, pursuant to the provisions of the Indenture]

CUSIP [               ]
ISIN [               ]1

[RULE 144A] [REGULATION S]  GLOBAL NOTE

10.50%/11.25% Senior Toggle Notes due 2016

No.___                                                                                                                                                                                                       [$______________]

TEXAS COMPETITIVE ELECTRIC HOLDINGS COMPANY LLC
TCEH FINANCE, INC.

promise to pay to CEDE & CO. or registered assigns, the principal sum [set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto] [of ________________________ United States Dollars] on November 1, 2016.

Interest Payment Dates:  May 1 and November 1

Record Dates:  April 15 and October 15

[SIGNATURE PAGE FOLLOWS]

___________________________
1	Rule 144A Note CUSIP:	882330 AB9
	Rule 144A Note ISIN:	US882330AB90
	Regulation S Note CUSIP:	U88235 AD5
	Regulation S Note ISIN:	USU88235AD59

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I        N WITNESS HEREOF, the Issuer has caused this instrument to be duly executed.

Dated:  _____________, 20__

TEXAS COMPETITIVE ELECTRIC HOLDINGS COMPANY LLC

By:
Name:
Title:

SIGNATURE PAGE TO GLOBAL [144A] [REGULATION S] TOGGLE NOTE

TCEH FINANCE, INC.

By:
Name:
Title:

SIGNATURE PAGE TO GLOBAL [144A] [REGULATION S] TOGGLE NOTE

This is one of the Toggle Notes referred to in the within-mentioned Indenture:

THE BANK OF NEW YORK, as Trustee

By:
Authorized Signatory

SIGNATURE PAGE TO GLOBAL [144A] [REGULATION S] TOGGLE NOTE

[Back of Toggle Note]

Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

(1)           Interest.  Texas Competitive Electric Holding Company LLC, a Delaware limited liability company and TCEH Finance, Inc., a Delaware corporation (collectively, the “Issuers”), promise to pay interest on the principal amount of this Toggle Note at a rate perannum set forth below from December 6, 2007 until maturity and shall pay Additional Interest, if any, payable pursuant to the Registration Rights Agreement referred to below.  The Issuer will pay interest and Additional Interest, if any, semi-annually in arrears on May 1 and November 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”) without interest accruing on the amount then so payable from such day that is not a Business Day until such Business Day.  Interest on the Toggle Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from December 6, 2007.  The Issuer will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at the interest rate on the Toggle Notes; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Additional Interest, if any, (without regard to any applicable grace periods) from time to time on demand at the interest rate on the Toggle Notes.  Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

Cash Interest on the Toggle Notes will accrue at a rate of 10.50% perannum and be payable in cash.  PIK Interest on the Toggle Notes will accrue at a rate of 11.25% perannum and be payable (x) with respect to Toggle Notes represented by one or more global notes registered in the name of, or held by, The Depository Trust Company (“DTC”) or its nominee on the relevant Record Date, by increasing the principal amount of the outstanding global Toggle Note by an amount equal to the amount of PIK Interest for the applicable interest period (rounded up to the nearest $1,000) (or, if necessary, pursuant to the requirements of DTC or otherwise, to authenticate new global Toggle Notes executed by the Issuer with such increased principal amounts) and (y) with respect to Toggle Notes represented by certificated notes, by issuing PIK Notes in certificated form in an aggregate principal amount equal to the amount of PIK Interest for the applicable period (rounded up to the nearest whole dollar), and the Trustee will, at the request of the Issuer, authenticate and deliver such PIK Notes in certificated form for original issuance to the Holders on the relevant Record Date, as shown by the records of the register of Holders.  In the event that the Issuer elects to pay Partial PIK Interest for any interest period, each Holder will be entitled to receive Cash Interest in respect of 50% of the principal amount of the Toggle Notes held by such Holder on the relevant Record Date and PIK Interest in respect of 50% of the principal amount of the Toggle Notes held by such Holder on the relevant Record Date.  Following an increase in the principal amount of the outstanding global Toggle Notes as a result of a PIK Payment, the global Toggle Notes will bear interest on such increased principal amount from and after the date of such PIK Payment.  Any PIK Notes issued in certificated form will be dated as of the applicable Interest Payment Date and will bear interest from and after such date.  All Toggle Notes issued pursuant to a PIK Payment will mature on November 1, 2016 and will be governed by, and subject to the terms, provisions and conditions of, the Indenture and shall have the same rights and benefits as the Toggle Notes issued on the Issue Date.  Any certificated PIK Notes will be issued with the description PIK on the face of such PIK Note.

At the end of any “accrual period” (as defined in Section 1272(a)(5) of the Code) ending after the fifth anniversary of the First Supplemental Indenture (each, an “Optional Interest Repayment Date”), the Issuer may pay in cash, without duplication, all accrued and unpaid interest, if any, and all accrued but unpaid “original issue discount” (as defined in Section 1273(a)(1) of the Code) on the Toggle Notes then outstanding up to the Optional Interest Repayment Amount (each such redemption, an “Optional Interest

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Repayment”).  The “Optional Interest Repayment Amount” shall mean, as of each Optional Interest Repayment Date, the excess, if any, of (a) the aggregate amount of accrued and unpaid interest and all accrued and unpaid “original issue discount” (as defined in Section 1273(a)(1) of the Code) with respect to the Toggle Notes, over (b) an amount equal to the product of (i) the “issue price” (as defined in Sections 1273(b) and 1274(a) of the Code) of the Toggle Notes multiplied by (ii) the “yield to maturity” (as defined in the Treasury Regulation Section 1.1272-1(b)(1)(i)) the Toggle Notes, minus (c) $50,000,000.

On May 1, 2016, the Issuer shall repay in full in U.S. Dollars an amount of Toggle Notes equal to $50,000,000.  Prepayments of Toggle Notes made pursuant to the preceding sentence shall be made on a pro rata basis based on the aggregate principal amount of Toggle Notes outstanding.

(2)           Method of Payment.  For any interest payment period after the initial interest payment period and prior to November 1, 2012, the Issuer may, at its option elect to pay interest on the Toggle Notes:

(i)         entirely in cash (“Cash Interest”);

(ii)         entirely by increasing the principal amount of the outstanding Toggle Notes or by issuing PIK Notes (“PIK Interest”); or

(iii)           on 50% of the outstanding principal amount of the Toggle Notes in cash and on 50% of the outstanding principal amount by increasing the principal amount of the outstanding Toggle Notes or by issuing PIK Notes (“Partial PIK Interest”).

The Issuer must elect the form of interest payment with respect to each interest period by delivering a notice to the Trustee prior to the beginning of such interest period.  The Trustee shall promptly deliver a corresponding notice to the Holder of this Toggle Note.  In the absence of such an election for any interest period, interest on this Toggle Note shall be payable according to the election for the previous interest period.  Interest for the first interest payment period commencing on the Issue Date shall be payable entirely in cash.  After November 1, 2012, the Issuer will make all interest payments on this Toggle Note entirely in cash.  Notwithstanding anything to the contrary, the payment of accrued interest in connection with any redemption of Toggle Notes as described under Sections 3.07, 4.10 and 4.14 of the Indenture shall be made solely in cash.

The Issuer will pay Cash Interest on the Toggle Notes and Additional Interest, if any, to the Persons who are registered Holders of Toggle Notes at the close of business on the April 15 and October 15 (whether or not a Business Day), next preceding the Interest Payment Date, even if such Toggle Notes are canceled after such Record Date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest.  Payments of Cash Interest and Additional Interest, if any, may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, premium and Additional Interest, if any, on, all Global Notes and all other Toggle Notes the Holders of which shall have provided wire transfer instructions to the Issuer or the Paying Agent.  Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

(3)           Paying Agent and Registrar.  Initially, The Bank of New York, the Trustee under the Indenture, will act as Paying Agent and Registrar.  The Issuer may change any Paying Agent or Registrar without notice to the Holders.  The Issuer or any of its Subsidiaries may act in any such capacity.

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(4)           Indenture.  The Issuer issued the Toggle Notes under an Indenture, dated as of October 31, 2007 (the “Existing Indenture”), among the Issuer, the Guarantors named therein and the Trustee, as supplemented by the First Supplemental Indenture dated as of December 6, 2007, among the Issuer, the Guarantors named therein and the Trustee (the Existing Indenture as supplemented, the “Indenture”).  This Toggle Note is one of a duly authorized issue of notes of the Issuer designated as its 10.50%/11.25% Senior Toggle Notes due 2016.  The Issuer shall be entitled to issue Additional Toggle  Notes pursuant to Sections 2.01 and 4.09 of the Indenture.  The Existing Cash Pay Notes (including any Exchange Notes issued in exchange therefor), the Series B Cash Pay Notes (including any Exchange Notes issued in exchange therefor) and the Toggle Notes (including any Exchange Notes issued in exchange therefor) (collectively referred to herein as the “Notes”) are separate series of Senior Notes, but shall be treated as a single class of securities under the Indenture, unless otherwise specified in the Indenture.  The terms of the Toggle Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”).  The Toggle Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms.  To the extent any provision of this Toggle Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

(5)           Optional Redemption.

(a)           Except as set forth below, the Issuer will not be entitled to redeem Toggle Notes at its option prior to November 1, 2011.

(b)           At any time prior to November 1, 2011, the Issuer may redeem all or a part of the Toggle Notes, at a redemption price equal to 100% of the principal amount of the Toggle Notes redeemed plus the Applicable Premium as of, and accrued and unpaid interest, and Additional Interest, if any, to, the date of redemption (the “Redemption Date”), subject to the right of Holders of Toggle Notes of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date.

(c)           From and after November 1, 2011, the Issuer may redeem the Toggle  Notes, in whole or in part, at the redemption prices (expressed as percentages of the principal amount of the Toggle Notes to be redeemed) set forth below, plus accrued and unpaid interest and Additional Interest, if any, to the applicable Redemption Date, subject to the right of Holders of Toggle Notes of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date if redeemed during the twelve-month period beginning on November 1 of each of the years indicated below:

Year	Percentage
2012	105.250%
2013	103.500%
2014	101.750%
2015 and thereafter	100.000%

(d)           Prior to November 1, 2010, the Issuer may, at its option, on one or more occasions, redeem up to 35% of the aggregate principal amount of all Toggle Notes at a redemption price equal to 110.500% of the aggregate principal amount thereof, plus accrued and unpaid interest and Additional Interest, if any, to the Redemption Date, subject to the right of Holders of Toggle Notes of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date, with the net cash proceeds of one or more Equity Offerings; provided that at least 50% of the sum of the original aggregate principal amount of the Initial Toggle Notes and any Additional Toggle Notes issued under the Indenture after the Issue Date remains outstanding immediately after the occurrence of each such redemption; providedfurther that each such redemption occurs within 90 days of the date of closing of each such Equity Offering.  Notice of any redemption upon any Equity Offerings may be given prior to

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the redemption thereof, and any such redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of the related Equity Offering.

(e)           If the Issuer redeems less than all of the outstanding Toggle Notes, the Trustee shall select the Toggle Notes to be redeemed in the manner described under Section 3.02 of the Indenture.

(f)           Any redemption pursuant to this paragraph 5 shall be made pursuant to the provisions of Sections 3.01 through 3.06 of the Indenture.

(6)           Mandatory Redemption.  Except as set forth under “Interest,” the Issuer shall not be required to make mandatory redemption or sinking fund payments with respect to the Toggle Notes.

(7)           Notice of Redemption.  Subject to Section 3.03 of the Indenture, notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the Redemption Date (except that redemption notices may be mailed more than 60 days prior to a Redemption Date if the notice is issued in connection with Article 8 or Article 11 of the Indenture) to each Holder whose Toggle Notes are to be redeemed at its registered address or otherwise in accordance with the procedures of DTC.  Toggle Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000 in excess thereof, unless all of the Toggle Notes held by a Holder are to be redeemed.  On and after the Redemption Date interest ceases to accrue on Toggle Notes or portions thereof called for redemption.

(8)           Offers to Repurchase.

(a)           If a Change of Control occurs, the Issuer shall make an offer (a “Change of Control Offer”) to each Holder to purchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of each Holder’s Toggle Notes at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Additional Interest, if any, to the date of purchase (the “Change of Control Payment”), subject to the right of Holders of Toggle Notes of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date. The Change of Control Offer shall be made in accordance with Section 4.14 of the Indenture.

(b)           If the Issuer or any of its Restricted Subsidiaries consummates an Asset Sale, within ten Business Days of each date that the aggregate amount of Excess Proceeds exceeds $200.0 million, the Issuer shall make an offer to all Holders of the Notes, and if required or permitted by the terms of any Senior Indebtedness, to the holders of such Senior Indebtedness (an “Asset Sale Offer”), to purchase the maximum aggregate principal amount of the Notes and such Senior Indebtedness that is a minimum of $2,000 or an integral multiple of $1,000 in excess thereof that may be purchased out of the Excess Proceeds at an offer price in cash in an amount equal to 100% of the principal amount thereof, plus accrued and unpaid interest and Additional Interest, if any, to the date fixed for the closing of such offer, in accordance with the procedures set forth in the Indenture.  To the extent that the aggregate amount of Notes and such Senior Indebtedness tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, the Issuer may use any remaining Excess Proceeds to make Restricted Payments to the extent permitted by clause (16) of Section 4.07(b) of the Indenture.  If the aggregate principal amount of Notes or such Senior Indebtedness surrendered by such holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Notes and such Senior Indebtedness to be purchased on a pro rata basis based on the accreted value or principal amount of the Notes or such Senior Indebtedness tendered.

(c)           The Issuer may, at its option, make an Asset Sale Offer using proceeds from any Asset Sale at any time after consummation of such Asset Sale; provided that such Asset Sale Offer shall

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be in an aggregate amount of not less than $25.0 million.  Upon consummation of such Asset Sale Offer, any Net Proceeds not required to be used to purchase Notes shall not be deemed Excess Proceeds.

(9)           Denominations, Transfer, Exchange.  The Toggle Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.  The transfer of Toggle Notes may be registered and Toggle Notes may be exchanged as provided in the Indenture.  The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Issuer may require a Holder to pay any taxes and fees required by law or permitted by the Indenture.  The Issuer need not exchange or register the transfer of any Toggle Notes or portion of Toggle Notes selected for redemption, except for the unredeemed portion of any Toggle Notes being redeemed in part.  Also, the Issuer need not exchange or register the transfer of any Toggle Notes for a period of 15 days before a selection of Toggle Notes to be redeemed.

(10)           Persons Deemed Owners.  The registered Holder of a Toggle Note may be treated as its owner for all purposes.

(11)           Amendment, Supplement and Waiver.  The Indenture, the Guarantees or the Toggle Notes may be amended or supplemented as provided in the Indenture.

(12)           Defaults and Remedies.  The Events of Default relating to the Notes are defined in Section 6.01 of the Indenture.  If any Event of Default occurs and is continuing, the Trustee or the Required Holders of at least 30% in aggregate principal amount of the Required Debt may declare the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Notes to be due and payable immediately.  Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable immediately without further action or notice.  Holders may not enforce the Indenture, the Notes or the Guarantees except as provided in the Indenture.  Subject to certain limitations, Required Holders of a majority in aggregate principal amount of the Required Debt may direct the Trustee in its exercise of any trust or power.  The Trustee may withhold from Holders of the Notes notice of any continuing Default (except a Default relating to the payment of principal, premium, if any, Additional Interest, if any, or interest) if it determines that withholding notice is in their interest.  The Required Holders of a majority in aggregate principal amount of the Required Debt by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or and its consequences under the Indenture except a continuing Default in payment of the principal of, premium, if any, Additional Interest, if any, or interest on, any of the Notes held by a non-consenting Holder.  The Issuer and each Guarantor (to the extent that such Guarantor is so required under the Trust Indenture Act) is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Issuer is required within five (5) Business Days after becoming aware of any Default, to deliver to the Trustee a statement specifying such Default and what action the Issuer proposes to take with respect thereto.

(13)           Authentication.  This Toggle Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose until authenticated by the manual signature of the Trustee.

(14)           Additional Rights of Holders of Restricted Global Notes and Restricted Definitive Notes.  In addition to the rights provided to Holders of Toggle Notes under the Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes shall have all the rights set forth in the Registration Rights Agreement relating to such Toggle Notes, including the right to receive Additional Interest, if any (as defined in such Registration Rights Agreement).

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(15)           GOVERNING LAW.  THE INDENTURE, THE TOGGLE NOTES AND ANY GUARANTEE WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(16)           CUSIP/ISIN Numbers.  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP/ISIN numbers to be printed on the Toggle Notes and the Trustee may use CUSIP/ISIN numbers in notices of redemption as a convenience to Holders.  No representation is made as to the accuracy of such numbers either as printed on the Toggle Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

The Issuer will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement relating to the Toggle Notes.  Requests may be made to the Issuer at the following address:

c/o Texas Competitive Electric Holdings Company LLC
Energy Plaza
1601 Bryan Street
Dallas, Texas 75201-3411
Facsimile No.: (214) 812-6032
(214) 812-4097

c/o TCEH Finance, Inc.
Energy Plaza
1601 Bryan Street
Dallas, Texas 75201-3411
Facsimile No.: (214) 812-6032
(214) 812-4097

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ASSIGNMENT FORM

To assign this Toggle Note, fill in the form below:

(I) or (we) assign and transfer this Toggle Note to:
(Insert assignee’s legal name)

(Insert assignee’s Soc. Sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint ________________________________________________________________ to transfer this Toggle Note on the books of the Issuer.  The agent may substitute another to act for him.

Date:

Your Signature
(Sign exactly as your name appears on the face of this Toggle Note)

Signature Guarantee*: ___________

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

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OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Toggle Note purchased by the Issuer pursuant to Section 4.10 or 4.14 of the Indenture, check the appropriate box below:

                                                                   ☐  Section 4.10                                            ☐     Section 4.14

If you want to elect to have only part of this Toggle Note purchased by the Issuer pursuant to Section 4.10 or Section 4.14 of the Indenture, state the amount you elect to have purchased:

$_______________

Date: _____________________

Your Signature:
(Sign exactly as your name appears on the face of
this Toggle Note)

Tax Identification No.:

Signature Guarantee*:

*           Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

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SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE1

The initial outstanding principal amount of this Global Note is $ ___________________.  The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following each decrease or increase	Signature of authorized officer of Trustee or Custodian

___________________________
[1]	This schedule should be included only if the Toggle Note is issued in global form.

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EXHIBIT B

FORM OF CERTIFICATE OF TRANSFER

c/o Texas Competitive Electric Holdings Company LLC
Energy Plaza
1601 Bryan Street
Dallas, Texas 75201-3411
Facsimile No.: (214) 812-6032
(214) 812-4097

c/o TCEH Finance, Inc.
Energy Plaza
1601 Bryan Street
Dallas, Texas 75201-3411
Facsimile No.: (214) 812-6032
(214) 812-4097

The Bank of New York
Corporate Trust Division
101 Barclay Street-8W
New York, New York 10286
Facsimile No.:  (212) 815-5704
Attention:  EFHC Trustee

Re:	[10.25% Senior Notes due 2015]
[10.25% Senior Notes due 2015, Series B]
[10.50%/11.25% Senior Toggle Note due 2016]

Reference is hereby made to the Indenture, dated as of October 31, 2007 (the “ExistingIndenture”), among Texas Competitive Electric Holdings Company LLC and TCEH Finance, Inc., the Guarantors named therein and the Trustee as supplemented by the First Supplemental Indenture dated as of December 6, 2007 among Texas Competitive Electric Holdings Company LLC and TCEH Finance, Inc., the Guarantors named therein and the Trustee (the Existing Indenture as supplemented, the “Indenture”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

_______________ (the “Transferor”) owns and proposes to transfer the Note[s] or interest in such Note[s] specified in Annex A hereto, in the principal amount of $___________ in such Note[s] or interests (the “Transfer”), to _______________ (the “Transferee”), as further specified in Annex A hereto.  In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

1.      ☐     Check if Transferee will take delivery of a beneficial interest in the 144A Global Note or a Definitive Note pursuant to Rule 144A.  The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Note is being transferred to a Person that the Transferor reasonably believes is purchasing the beneficial interest or Definitive Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a

“qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States.

2.     ☐      Check if Transferee will take delivery of a beneficial interest in the Regulation S Global Note or a Definitive Note pursuant to Regulation S.  The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser).  Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on Transfer enumerated in the Indenture and the Securities Act.

3.     ☐      Check and complete if Transferee will take delivery of a beneficial interest in the Definitive Note pursuant to any provision of the Securities Act other than Rule 144A or Regulation S.  The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and Restricted Definitive Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

(a)           [  ] such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

OR

(b)           [  ] such Transfer is being effected to the Issuer or a subsidiary thereof;

OR

(c)           [  ] such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act.

4.    ☐       Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Note or of an Unrestricted Definitive Note.

(a)    ☐       Check if Transfer is Pursuant to Rule 144.  (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act.  Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

(b)     ☐      Check if Transfer is Pursuant to Regulation S.  (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act.  Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

(c)     ☐      Check if Transfer is Pursuant to Other Exemption.  (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes or Restricted Definitive Notes and in the Indenture.

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer.

[Insert Name of Transferor]

By:
Name:
Title:
Dated: _______________________

ANNEX A TO CERTIFICATE OF TRANSFER

1.           The Transferor owns and proposes to transfer the following:

[CHECK ONE OF (a) OR (b)]

(a)       ☐   a beneficial interest in the:

(i)            ☐ 144A Global Note (CUSIP [                 ] [                ]), or

(ii)           ☐  Regulation S Global Note (CUSIP [                 ] [                ]), or

(b)       ☐ a Restricted Definitive Note.

2.           After the Transfer the Transferee will hold:

[CHECK ONE]

(a)       ☐      a beneficial interest in the:

(i)            ☐ 144A Global Note (CUSIP [                 ] [                ]), or

(ii)           ☐ Regulation S Global Note (CUSIP [                 ] [                ]), or

(iii)          ☐   Unrestricted Global Note (CUSIP [                 ] [                ]);

or

(b)       ☐      a Restricted Definitive Note; or

(c)        ☐     an Unrestricted Definitive Note, in accordance with the terms of the Indenture.

EXHIBIT C

FORM OF CERTIFICATE OF EXCHANGE

c/o Texas Competitive Electric Holdings Company LLC
Energy Plaza
1601 Bryan Street
Dallas, Texas 75201-3411
Facsimile No.: (214) 812-6032
(214) 812-4097

c/o TCEH Finance, Inc.
Energy Plaza
1601 Bryan Street
Dallas, Texas 75201-3411
Facsimile No.: (214) 812-6032
(214) 812-4097

The Bank of New York
Corporate Trust Division
101 Barclay Street-8W
New York, New York 10286
Facsimile No.:  (212) 815-5704
Attention:  EFHC Trustee

Re:	[10.25% Senior Notes due 2015]
[10.25% Senior Notes due 2015, Series B]
[10.50%/11.25% Senior Toggle Note due 2016]

Reference is hereby made to the Indenture, dated as of October 31, 2007 (the “Indenture”), among Texas Competitive Electric Holdings Company LLC and TCEH Finance, Inc., the Guarantors named therein and the Trustee as supplemented by the First Supplemental Indenture dated as of December 6, 2007 among Texas Competitive Electric Holdings Company LLC and TCEH Finance, Inc., the Guarantors named therein and the Trustee (the Existing Indenture as supplemented, the “Indenture”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

___________ (the “Owner”) owns and proposes to exchange the Note[s] or interest in such Note[s] specified herein, in the principal amount of $__________ in such Note[s] or interests (the “Exchange”).  In connection with the Exchange, the Owner hereby certifies that:

1.           Exchange of Restricted Definitive Notes or Beneficial Interests in a Restricted Global Note for Unrestricted Definitive Notes or Beneficial Interests in an Unrestricted Global Note

(a)       ☐    Check if Exchange is from beneficial interest in a Restricted Global Note to beneficial interest in an Unrestricted Global Note.  In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Note for a beneficial interest in an Unrestricted Global Note in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the

United States Securities Act of 1933, as amended (the “Securities Act”), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(b)      ☐     Check if Exchange is from beneficial interest in a Restricted Global Note to Unrestricted Definitive Note.  In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Definitive Note is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(c)       ☐    Check if Exchange is from Restricted Definitive Note to beneficial interest in an Unrestricted Global Note.  In connection with the Owner’s Exchange of a Restricted Definitive Note for a beneficial interest in an Unrestricted Global Note, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(d)       ☐    Check if Exchange is from Restricted Definitive Note to Unrestricted Definitive Note.  In connection with the Owner’s Exchange of a Restricted Definitive Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Unrestricted Definitive Note is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

2.           Exchange of Restricted Definitive Notes or Beneficial Interests in Restricted Global Notes for Restricted Definitive Notes or Beneficial Interests in Restricted Global Notes

(a)      ☐     Check if Exchange is from beneficial interest in a Restricted Global Note to Restricted Definitive Note.  In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Note for a Restricted Definitive Note with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Note is being acquired for the Owner’s own account without transfer.  Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Note issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Note and in the Indenture and the Securities Act.

(b)      ☐     Check if Exchange is from Restricted Definitive Note to beneficial interest in a Restricted Global Note.  In connection with the Exchange of the Owner’s Restricted Definitive Note for a beneficial interest in the [CHECK ONE]    144A Global Note    Regulation S Global Note, with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Note and in the Indenture and the Securities Act.

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and are dated ______________________.

[Insert Name of Transferor]

By:
Name:
Title:

Dated: _______________________

EXHIBIT D

[FORM OF SUPPLEMENTAL INDENTURE

TO BE DELIVERED BY SUBSEQUENT GUARANTORS]

Supplemental Indenture (this “Supplemental Indenture”), dated as of _______________, among __________________ (the “Guaranteeing Subsidiary”), a subsidiary of Texas Competitive Electric Holdings Company LLC, a Delaware limited liability company (“TCEH” ), TCEH Finance, Inc., a Delaware Corporation (together with TCEH, the “Issuer”), and The Bank of New York, as trustee (the “Trustee”).

W I T N E S S E T H

WHEREAS, each of the Issuer and the Guarantors (as defined in the Indenture referred to below) has heretofore executed and delivered to the Trustee an Indenture (the “Existing Indenture”), dated as of October 31, 2007, as supplemented by the First Supplemental Indenture (the Existing Indenture as supplemented, the “Indenture”), dated as of December 6, 2007 providing for the issuance of an unlimited aggregate principal amount of 10.25% Senior Notes due 2015, 10.25% Senior Notes due 2015, Series B and 10.50%/11.25% Senior Toggle Notes due 2016 (together, the “Notes”);

WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiary shall unconditionally guarantee all of the Issuer’s Obligations under the Notes and the Indenture on the terms and conditions set forth herein and under the Indenture (the “Guarantee”); and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1.           Capitalized Terms.  Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2.           Agreement to Guarantee.  The Guaranteeing Subsidiary hereby agrees as follows:

(a)           Along with all Guarantors named in the Indenture, to jointly and severally unconditionally guarantee to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the Notes or the obligations of the Issuer hereunder or thereunder, that:

(i)           the principal of and interest, premium and Additional Interest, if any, on the Notes will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Notes, if any, if lawful, and all other obligations of the Issuer to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and

(ii)           in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.  Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantors and the Guaranteeing Subsidiary shall be jointly and severally obligated to pay the same immediately.  This is a guarantee of payment and not a guarantee of collection.

(b)           The obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Issuer, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

(c)           The following is hereby waived:  diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest, notice and all demands whatsoever.

(d)           Except as set forth in Section 5 hereto, this Guarantee shall not be discharged except by complete performance of the obligations contained in the Notes, the Indenture and this Supplemental Indenture, and the Guaranteeing Subsidiary accepts all obligations of a Guarantor under the Indenture.

(e)           If any Holder or the Trustee is required by any court or otherwise to return to the Issuer, the Guarantors (including the Guaranteeing Subsidiary), or any custodian, trustee, liquidator or other similar official acting in relation to either the Issuer or the Guarantors, any amount paid either to the Trustee or such Holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

(f)           The Guaranteeing Subsidiary shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby.

(g)           As between the Guaranteeing Subsidiary, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 6 of the Indenture for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in Article 6 of the Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guaranteeing Subsidiary for the purpose of this Guarantee.

(h)           The Guaranteeing Subsidiary shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders under this Guarantee.

(i)           Pursuant to Section 10.02 of the Indenture, after giving effect to all other contingent and fixed liabilities that are relevant under any applicable Bankruptcy or fraudulent conveyance laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under Article 10 of the Indenture, this new Guarantee shall be limited to the maximum amount permissible such that the obligations of such Guaranteeing Subsidiary under this Guarantee will not constitute a fraudulent transfer or conveyance.

(j)           This Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Issuer for liquidation, reorganization, should the Issuer become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Issuer’s assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Notes are, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Notes and Guarantee, whether as a “voidable preference”, “fraudulent transfer” or otherwise, all as though such payment or performance had not been made.  In the event that any payment or any part thereof, is rescinded, reduced, restored or returned, the Note shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

(k)           In case any provision of this Guarantee shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(l)           This Guarantee shall be a general senior obligation of such Guaranteeing Subsidiary, ranking equally in right of payment with all existing and future Senior Indebtedness of the Guaranteeing Subsidiary, will be effectively subordinated to all Secured Indebtedness of such Guaranteeing Subsidiary to the extent of the value of the collateral securing such indebtedness.  The Guarantees will be senior in right of payment to all existing and future Subordinated Indebtedness of each Guarantor.  The Notes will be structurally subordinated to Indebtedness and other liabilities of Subsidiaries of the Issuer that do not Guarantee the Notes, if any.

(m)           Each payment to be made by the Guaranteeing Subsidiary in respect of this Guarantee shall be made without set-off, counterclaim, reduction or diminution of any kind or nature.

3.           Execution And Delivery.                                                                The Guaranteeing Subsidiary agrees that the Guarantee shall remain in full force and effect notwithstanding the absence of the endorsement of any notation of such Guarantee on the Notes.

4.           Merger, Consolidation or Sale of All or Substantially All Assets.

(a)           Except as otherwise provided in Section 5.01(c) of the Indenture, the Guaranteeing Subsidiary may not consolidate or merge with or into or wind up into (whether or not the Issuer or Guaranteeing Subsidiary is the surviving corporation), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets, in one or more related transactions, to any Person unless:

(i)(A)                      the Guaranteeing Subsidiary is the surviving corporation or the Person formed by or surviving any such consolidation or merger (if other than the Guaranteeing Subsidiary) or to which such sale, assignment, transfer, lease, conveyance or other disposition will have been made is a corporation, partnership, limited partnership, limited liability partnership, limited liability corporation or trust organized or existing under the laws of the jurisdiction of organization of the Guaranteeing Subsidiary, as the case may be, or the laws of the United States, any state thereof, the District of Columbia, or any territory thereof (the Guaranteeing Subsidiary or such Person, as the case may be, being herein called the “Successor Person”);

(B)           the Successor Person, if other than the Guaranteeing Subsidiary, expressly assumes all the obligations of the Guaranteeing Subsidiary under the Indenture and the Registration Rights Agreement and the Guaranteeing Subsidiary’s related Guarantee pursuant to supplemental indentures or other documents or instruments in form reasonably satisfactory to the Trustee;

(C)           immediately after such transaction, no Default exists; and

(D)           the Issuer shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indentures, if any, comply with the Indenture; or

(ii)           the transaction is made in compliance with Section 4.10 of the Indenture;

(b)           Subject to certain limitations described in the Indenture, the Successor Person will succeed to, and be substituted for, the Guaranteeing Subsidiary under the Indenture and the Guaranteeing Subsidiary’s Guarantee.  Notwithstanding the foregoing, the Guaranteeing Subsidiary may (i) merge into or transfer all or part of its properties and assets to another Guarantor or the Issuer, (ii) merge with an Affiliate of the Issuer solely for the purpose of reincorporating the Guaranteeing Subsidiary in the United States, any state thereof, the District of Columbia or any territory thereof or (iii) convert into a corporation, partnership, limited partnership, limited liability corporation or trust organized or existing under the laws of the jurisdiction of organization of such Guarantor.

5.           Releases.  The Guarantee of the Guaranteeing Subsidiary shall be automatically and unconditionally released and discharged, and no further action by the Guaranteeing Subsidiary, the Issuer or the Trustee is required for the release of the Guaranteeing Subsidiary’s Guarantee, upon:

(1)(A)                      any sale, exchange or transfer (by merger or otherwise) of the Capital Stock of the Guaranteeing Subsidiary (including any sale, exchange or transfer), after which the Guaranteeing Subsidiary is no longer a Restricted Subsidiary or all or substantially all the assets of the Guaranteeing Subsidiary which sale, exchange or transfer is made in compliance with the applicable provisions of the Indenture;

(B)           the release or discharge of the guarantee by the Guaranteeing Subsidiary of the TCEH Senior Secured Facilities or the guarantee which resulted in the creation of the Guarantee, except a discharge or release by or as a result of payment under such guarantee;

(C)           the proper designation of the Guaranteeing Subsidiary as an Unrestricted Subsidiary in compliance with Section 4.08 hereof; or

(D)           the Issuer exercising its Legal Defeasance option or Covenant Defeasance option in accordance with Article 8 of the Indenture or the Issuer’s obligations under the Indenture being discharged in accordance with the terms of the Indenture; and

(2)           the Guaranteeing Subsidiary delivering to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for in the Indenture relating to such transaction have been complied with.

6.           No Recourse Against Others.  No director, officer, employee, incorporator or stockholder of the Guaranteeing Subsidiary shall have any liability for any obligations of the Issuer or the Guarantors (including the Guaranteeing Subsidiary) under the Notes, any Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation.  Each Holder by accepting Notes waives and releases all such liability.  The waiver and release are part of the consideration for issuance of the Notes.

7.           Governing Law.  THIS SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8.           Counterparts.  The parties may sign any number of copies of this Supplemental Indenture.  Each signed copy shall be an original, but all of them together represent the same agreement.

9.           Effect of Headings.  The Section headings herein are for convenience only and shall not affect the construction hereof.

10.           The Trustee.  The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary.

11.           Subrogation.  The Guaranteeing Subsidiary shall be subrogated to all rights of Holders of Notes against the Issuer in respect of any amounts paid by the Guaranteeing Subsidiary pursuant to the provisions of Section 2 hereof and Section 10.01 of the Indenture; provided that if an Event of Default has occurred and is continuing, the Guaranteeing Subsidiary shall not be entitled to enforce or receive any payments arising out of, or based upon, such right of subrogation until all amounts then due and payable by the Issuer under the Indenture or the Notes shall have been paid in full.

12.           Benefits Acknowledged.  The Guaranteeing Subsidiary’s Guarantee is subject to the terms and conditions set forth in the Indenture.  The Guaranteeing Subsidiary acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Indenture and this Supplemental Indenture and that the guarantee and waivers made by it pursuant to this Guarantee are knowingly made in contemplation of such benefits.

13.           Successors.  All agreements of the Guaranteeing Subsidiary in this Supplemental Indenture shall bind its Successors, except as otherwise provided in Section 2(k) hereof or elsewhere in this Supplemental Indenture.  All agreements of the Trustee in this Supplemental Indenture shall bind its successors.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

TEXAS COMPETITIVE ELECTRIC HOLDINGS COMPANY LLC

By:
Name:
Title:

TCEH FINANCE, INC.

By:
Name:
Title:

[NAMES OF GUARANTORS]

By:
Name:
Title:

THE BANK OF NEW YORK, as Trustee

By:
Name:
Title:

[GUARANTEEING SUBSIDIARY]

By:
Name:
Title: